AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 20, 1996
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                                                              File Nos. 33-63238
                                                                        811-7742


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]


                            Pre-Effective Amendment No.__                    [ ]
                            Post-Effective Amendment No. 15                  [X]


                                     and/or

         REGISTRATIONSTATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                                Amendment No. 16


                        (Check appropriate box or boxes.)

                           VOYAGEUR MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

        90 SOUTH SEVENTH STREET, SUITE 4400, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 376-7000
              (Registrant's Telephone Number, including Area Code)

                                 THOMAS J. ABOOD
        90 SOUTH SEVENTH STREET, SUITE 4400, MINNEAPOLIS, MINNESOTA 55402
                     (Name and Address of Agent for Service)

                                    Copy to:
                           Kathleen L. Prudhomme, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):


/X/ immediately upon filing pursuant to paragraph (b) ofRule 485

/ / on (specify date) pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on (specify date) pursuant to paragraph (a)(1) of Rule 485
/ / 75 days after filing pursuant to paragraph (a)(2) of Rule 485 / / on (specify date) pursuant to paragraph (a)(2) of Rule 485

The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice was filed by the Registrant on or about February 28, 1996.
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CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

     ITEM NO.
   OF FORM N-1A                  CAPTION IN PROSPECTUS

          1    Cover Page

          2    Fees and Expenses

          3    Financial Highlights

          4    The Fund;  Investment  Objective and Policies;  Risks and Special
               Investment  Considerations;   Investment  Restrictions;   General
               Information

          5    Management; General Information

          6    Distributions to Shareholders and Taxes; General Information

          7 How to Purchase Shares; Management; Determination of Net Asset Value; Exchange Privilege

          8    How to Sell Shares; Reinstatement Privilege

          9    Not Applicable

                 CAPTION IN STATEMENT OF ADDITIONAL INFORMATION

          10   Cover Page

          11   Table of Contents

          12   Not Applicable

          13 Investment Policies and Restrictions; Special Factors Affecting the Fund

          14   Board Members and Executive Officers of the Fund

          15 Board Members and Executive Officers of the Fund; Additional Information

          16 Board Members and Executive Officers of the Fund; The Investment Adviser and Underwriter

          17   The Investment Adviser and Underwriter

          18   Not Applicable

          19 Special Purchase Plans; Monthly Cash Withdrawal Plan; Net Asset Value and Public Offering Price

          20   Taxes

          21   The Investment Adviser and Underwriter

          22   Calculation of Performance Data

          23   General Information

                           Incorporation by Reference
                                       and
                                Explanatory Note

     This post-effective amendment No. 15 to the registration statement of Voyageur Mutual Funds, Inc. (the "Company") includes the prospectus and statement of additional information relating to the Voyageur New York Tax Free Fund, a recently organized series of the Company.

     The Part A (Prospectus), Part B (Statement of Additional Information) and Part C (Other Information) relating to the Voyageur Minnesota High Yield Municipal Bond Fund are hereby incorporated by reference from Post-Effective Amendment No. 10 to the Registration Statement of the Company (File Nos. 33-63238 and 811-7742) filed on June 3, 1996.


     The Part A (Prospectus), Part B (Statement of Additional Information) and Part C (Other Information) relating to the Voyageur National High Yield Municipal Bond Fund are hereby incorporated by reference from Post-Effective Amendment No. 14 to the Registration Statement of the Company (File Nos. 33-63238 and 811-7742) filed on November 12, 1996.

     The Part A (Prospectus) and Part B (Statement of Additional Information) relating to six other series of the Company are hereby incorporated by reference from a Post-Effective Amendment No. 8 to the Registration Statement of the Company (File Nos. 33-63238 and 811-7742) filed on April 30, 1996, and the prospectus included therein, as supplemented on June 3, 1996, and filed pursuant to Rule 497 under the Securities Act of 1933 on June 3, 1996.


NEW YORK TAX FREE FUND

[GRAPHIC OMITTED]

VOYAGEUR NEW YORK TAX FREE FUND

VOYAGEUR FUNDS (NOT PART OF PROSPECTUS); DATED NOVEMBER 20, 1996

Table of Contents

3                          Fees and Expenses
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5                          Financial Highlights
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7                          The Fund
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7                          Investment Objective and Policies
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16                         Risks and Special Investment Considerations
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17                         Investment Restrictions
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18                         How to Purchase Shares
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23                         How to Sell Shares
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26                         Reinstatement Privilege
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26                         Exchange Privilege
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27                         Management
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30                         Determination of Net Asset Value
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30                         Distributions to Shareholders and Taxes
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32                         Investment Performance
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33                         General Information
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VOYAGEUR FUNDS (NOT PART OF PROSPECTUS); DATED NOVEMBER 20, 1996


PROSPECTUS


Dated November 20, 1996

     Voyageur New York Tax Free Fund (the "Fund") is a series of Voyageur Mutual Funds, Inc., an open end management investment company, commonly referred to as a mutual fund. The investment objective of the Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax of the State of New York and the City of New York as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. There is no assurance that the Fund will achieve its investment objective.

     The Fund anticipates that, in normal market conditions, it will invest substantially all of its assets in Tax-Exempt Obligations, the interest on which is exempt from federal income tax and New York State and New York City personal income tax. Up to 20% of the Fund's net assets may be invested in securities which may generate interest that is an item of tax preference for purposes of the federal, New York State or New York City alternative minimum tax.


     The Fund's investment adviser is Voyageur Fund Managers, Inc. ("Voyageur"). The address of Voyageur and the Fund is shown below.

     An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not insured or guaranteed by the United States Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency. An investment in the Fund involves investment risk, including the possible loss of principal due to fluctuations in the applicable Fund's net asset value.


     This Prospectus sets forth certain information about the Fund that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference. The Fund has filed a Statement of Additional Information (dated November 20, 1996) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge by telephone and at the mailing address below and is incorporated by reference into this Prospectus in accordance with the Commission's rules.


                         VOYAGEUR NEW YORK TAX FREE FUND
                       90 SOUTH SEVENTH STREET, SUITE 4400
                          MINNEAPOLIS, MINNESOTA 55402
                          612.376.7000 OR 800.553.2143

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Fund offers investors a choice among classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.


CLASS A SHARES
An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. See "How to Purchase Shares--Class A Shares."


CLASS B SHARES
Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class B Shares."

CLASS C SHARES
Class C shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares of the Fund will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class C shares. Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class C Shares." Class C shares do not convert to any other class of shares.


     Investors making investments that qualify for reduced sales charges might consider Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Orders for Class B shares for $100,000 or more will be treated as orders for Class A shares or such orders will be declined. Sales personnel may receive different compensation depending on which class of shares they sell.


     SHARES OF THE FUND ARE NOT REGISTERED IN ALL STATES. SHARES THAT ARE NOT REGISTERED IN ONE OR MORE STATES ARE NOT BEING OFFERED AND SOLD IN SUCH STATES.



FEES AND EXPENSES

NEW YORK TAX FREE  FUND                                  CLASS A      CLASS B      CLASS C
-----------------------                                  -------      -------      -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)                        3.75%        N/A(2)       N/A(2)
Maximum Deferred Sales Load
(as a percentage of original purchase price
or redemption proceeds, as applicable)                     1.00(1)      5.00%        1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fee                                          .50          .50          .50
    Rule 12b-1 Fee                                          .25         1.00         1.00
    Other Expenses
    (after voluntary expense reimbursements)                .25           .25         .25
                                                           -----        -----        -----
Total Fund Operating Expenses
(after voluntary expense reimbursements)                   1.00%        1.75%        1.75%
                                                           =====        =====        =====
Total Fund Operating Expenses
(without voluntary expense reimbursements)                 1.25%        2.00%        2.00%
                                                           =====        =====        =====

EXAMPLE

An investor in the Fund would pay the following expenses on a $1,000 investment assuming a 5% annual return and:

Redemption at the end of each period

    1 Year             $47          $68          $28
    3 Years            $68          $95          $55
    5 Years            $91         $115          $95
    10 Years          $155         $186         $206
No redemption

    1 Year             $47          $18          $18
    3 Years            $68          $55          $55
    5 Years            $91          $95          $95
    10 Years          $155         $186         $206

1 A contingent deferred sales charge of 1% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase Shares--Class A Shares."
2 Class B and Class C shares are sold without a front-end sales charge, but their Rule 12b-1 fees may cause long term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charges.


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the above Fees and Expenses table is to assist the investor in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. Such information reflects anticipated voluntary expense reimbursements in effect through fiscal 1997. After December 31, 1997, such expense reimbursements may be discontinued or modified by Voyageur and Voyageur Fund Distributors, Inc. ("VFD") in their sole discretion. Without such reimbursements, it is estimated that Other Expenses would be 0.50% for each of Class A, Class B and Class C shares for the fiscal year ending December 31, 1997. The Fund's investment adviser, Voyageur, is contractually obligated to pay certain of the operating expenses (excluding rule 12b-1 fees) of the Fund which exceed 1% of the Fund's average daily net assets on an annual basis, as further discussed in the section "Management--Expenses of the Fund."

FINANCIAL HIGHLIGHTS
The following financial highlights show certain per share data and selected information for a share of capital stock outstanding during the indicated periods for the Fund. Except for the six months ended March 31, 1996, this information has been audited by KPMG Peat Marwick LLP, independent auditors. The financial highlights should be read in conjunction with the financial statements of the Fund. The independent auditors' report and related financial statements can be found in the annual report. An annual report of the Fund is available without charge by contacting the Fund at 800-553-2143 toll free. In addition to financial statements, the Fund's annual report contains further information about performance.

     Effective with the close of business on November 15, 1996, the Fund acquired the assets and assumed all identified liabilities of New York Portfolio, a series of Fortis Tax-Free Portfolios, Inc. ("Fortis Fund"), in a tax-free exchange by issuing new shares. The Fund offers three classes of shares--Class A, B and C; prior to the acquisition Fortis Fund offered five classes of shares. In the acquisition, Fortis Fund Class E shareholders received Class A Fund shares and Fortis Fund Class H shareholders received Class B Fund Shares. The Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for the Fund represents the financial history of Fortis Fund.


                                       CLASS A SHARES       CLASS B SHARES      CLASS C SHARES        CLASS H SHARES
                                       --------------       --------------      --------------        --------------
                                       SIX                  SIX                  SIX                   SIX
                                     MONTHS               MONTHS               MONTHS                MONTHS
                                      ENDED     PERIOD     ENDED     PERIOD     ENDED     PERIOD      ENDED     PERIOD
                                     MAR. 31     ENDED    MAR. 31     ENDED    MAR. 31     ENDED     MAR. 31     ENDED
                                      1996     SEPT. 30    1996     SEPT. 30    1996     SEPT. 30     1996     SEPT. 30
                                   (UNAUDITED)   1995(6)(UNAUDITED)   1995(6)(UNAUDITED)   1995(7) (UNAUDITED)   1995(8)
                                   -----------   -----  -----------   -----  -----------   -----   -----------   -----
Net asset value,
  beginning of period...............  $10.87    $10.34    $10.84     $10.34    $10.85     $10.79     $10.83     $10.89
                                       -----    ------    ------     ------    ------     ------     ------     ------
Operations:
  Investment income-net.............     .29       .50       .24        .43       .24        .21        .24        .16
  Net realized and unrealized gains
     (losses) on investment.........    (.10)      .57      (.09)       .54      (.09)       .06       (.09)      (.05)
                                         ---       ---       ---        ---       ---         --        ---        ---
Total from operations...............     .19      1.07       .15        .97       .15        .27        .15        .11
                                         ---      ----       ---        ---       ---        ---        ---        ---
Distributions to shareholders:
  From investment income-net........   (.28)     (.52)     (.24)      (.45)     (.24)      (.21)      (.24)      (.17)
  From realized gains...............   (.02)     (.02)     (.02)      (.02)     (.02)         --      (.02)         --
                                        ---       ---       ---        ---       ---          --       ---          --
Total distributions to
  shareholders......................   (.30)     (.54)     (.26)      (.47)     (.26)      (.21)      (.26)      (.17)
                                        ---       ---       ---        ---       ---        ---        ---        ---
Net asset value, end of period......  $10.76    $10.87    $10.73     $10.84    $10.74     $10.85     $10.72     $10.83
                                      ======    ======    ======     ======    ======     ======     ======     ======
Total return(4).....................   1.73%    10.51%     1.34%      9.46%     1.34%      2.54%       .97%      1.00%
Net assets at end of
  period (000s omitted).............     $58       $49      $205       $194       $52        $51        $89        $72
Ratio of expenses to average
  daily net assets(9)...............  1.34%(2)  1.34%(2)  2.09%(2)   2.09%(2)  2.09%(2)   2.09%(2)   2.09%(2)   2.09%(2)
Ratio of net investment income
  to average daily net assets(9)....  5.14%(2)  5.41%(2)  4.39%(2)   4.68%(2)  4.39%(2)   4.44%(2)   4.39%(2)   4.36%(2)
Portfolio turnover rate (excluding
  short-term securities)............      5%       10%        5%        10%        5%        10%         5%        10%

                                                                     CLASS E SHARES
                                                                     --------------
                                      SIX
                                    MONTHS             THREE                              NINE
                                     ENDED    YEAR    MONTHS                             MONTHS
                                    MAR.31   ENDED    ENDED         YEAR ENDED           ENDED        YEAR ENDED
                                     1996    SEPT.30  SEPT.30          JUNE 30           JUNE 30     SEPTEMBER 30
                                  (UNAUDITED) 1995     1994(3) 1994     1993     1992     1991   1990     1989    1988(1)
                                  ----------- ----     -----   ----     ----     ----     ----   ----     ----    -----
Net asset value,
   beginning of period............. $10.87   $10.74   $10.81   $11.51   $11.03  $10.57   $10.27   $10.50  $10.30 $10.00
                                    ------   ------   ------   ------   ------  ------   ------   ------  ------ ------
Operations:
   Investment income-net...........    .30      .61      .15      .62      .65     .66      .48      .67     .72    .64
   Net realized and unrealized gains
      (losses) on investment.......   (.09)     .15     (.06)    (.54)     .65     .62     (.30)    (.22)    .20    .30
                                       ---      ---      ---      ---      ---     ---      ---      ---     ---    ---
Total from operations..............    .21      .76      .09      .08     1.30    1.28      .78      .45     .92    .94
                                       ---      ---      ---      ---     ----    ----      ---      ---     ---    ---
Distributions to shareholders:
   From investment income-net......  (.30)    (.61)    (.16)    (.62)    (.65)   (.66)    (.48)    (.67)   (.72)  (.64)
   Excess distribution of net
       investment income...........     --       --       --       --    (.01)      --       --       --      --     --
   From realized gains.............  (.02)    (.02)       --    (.16)    (.16)   (.16)       --    (.01)      --     --
                                      ---      ---        --     ---      ---     ---        --     ---       --     --
Total distributions to shareholders  (.32)    (.63)    (.16)    (.78)    (.82)   (.82)    (.48)    (.68)   (.72)  (.64)
                                      ---      ---      ---      ---      ---     ---      ---      ---     ---    ---
Net asset value, end of period..... $10.76   $10.87   $10.74   $10.81   $11.51  $11.03   $10.57   $10.27  $10.50 $10.30
                                    ======   ======   ======   ======   ======  ======   ======   ======  ====== ======
Total return(4)....................  1.84%    7.31%     .79%     .63%   12.19%  12.53%    5.49%    4.44%   9.21%10.09%(2)
Net assets at end of
   period (000s omitted)...........$11,236  $11,882  $12,797  $12,851  $13,915 $14,943  $15,952  $27,065 $23,069 $9,260
Ratio of expenses to average
   daily net assets(5)............. 1.09%(2)  1.09%   1.09%(2)   .99%     .99%   1.00%   1.23%(2)  1.09%    .60%  .45%(2)
Ratio of net investment income
   to average daily net assets(5).. 5.39%(2)  5.69%   5.74%(2)  5.55%    5.74%   6.15%   6.08%(2)  6.35%   6.75% 6.87%(2)
Portfolio turnover rate (excluding
   short-term securities)..........     5%      10%       0%       4%      17%     19%      18%      31%     11%    18%

1 For the period November 6, 1987 (commencement of operations) to September 30, 1988.
2    Annualized.
3 Effective September 30, 1994, the Fund changed its fiscal accounting year end to September 30. Previously, the fiscal year end was June 30 and prior to June 1991, it was September 30.
4 Total returns during the period, including reinvestment of dividend and capital gains distributions, without adjustment for sales charges.
5 Fortis Advisers, Inc., the Fund's previous investment adviser, voluntarily limited annual expenses (exclusive of interest, taxes, brokerage commissions, 12b-1 fees and non-recurring extraordinary charges and expenses) to 1.09% of average net assets from July 1, 1994 through March 31, 1996. From June 1, 1993 to June 30, 1994, such limitation was .99% of average net assets. Prior to June 1, 1993, the limitation was 1.00% of average  net  assets.  Prior to June 1, 1991  Empire of  American  Advisory
     Services, Inc., the previous advisor of the Fund, and Empire National Securities, Incorporated, the previous distributor of the Fund, each agreed to waive a portion of its fees or reimburse the Fund for certain operating expenses. For each of the periods presented, had the waivers and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and 5.21% for the six-months ended March 31, 1996; 1.60% and 5.18% for the year ending September 30, 1995; 1.09% and 5.45% for the year ended June 30, 1994; 1.05% and 5.68% for the year ended June 30, 1993; 1.26% and 5.89% for the year ended June 30, 1992; 1.48% and 5.83% for the nine-month period ended June 30, 1991; 1.49% and 5.95% for the year ended September 30, 1990; 1.70% and 5.65% for the year ended September 30, 1989; and 2.04% and 5.28%, for the period from November 6, 1987 (commencement of operations) to September 30, 1988.
6 For the period November 14, 1994 (commencement of operations) to September 30, 1995.
7 For the period April 26, 1995 (commencement of operations) to September 30, 1995.
8    For the period May 31, 1995  (commencement  of operations) to September 30,
     1995.
9 For each of the periods presented, had the waivers and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets for the period ended March 31, 1996 and the period ended September 30, 1995 would have been 1.52% and 4.96%, and 1.85% and 4.90%, respectively, for Class A; 2.27% and 4.21%, and 2.60% and 4.17%, respectively, for Class B; 2.27% and 4.21%, and 2.60% and 3.93%, respectively, for Class C; and 2.27% and 4.21%, and 2.60% and 3.85%, respectively, for Class H.


THE FUND
The Fund is a separate series of Voyageur Mutual Funds, Inc., the parent corporate entity, which was incorporated in the State of Minnesota on April 14, 1993. The Fund is non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a non-diversified investment company, the Fund will be able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers which may result in the Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified Fund. The investment objectives and policies of the Fund are described below.

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax of the State of New York and the City of New York as is consistent with preservation of capital. The Fund anticipates that, in normal market conditions, it will invest substantially all of its assets in Tax-Exempt Obligations (as defined below), the interest on which is exempt from federal income tax and New York State and New York City personal income tax. As a matter of fundamental policy, the Fund will invest at least 80% of the value of its net assets in such obligations under normal market conditions (not including obligations subject to the altnernative minimum tax). Up to 20% of the Fund's net assets may be invested in securities which generate interest that is an item of tax preference for purposes of federal, New York State and New York City alternative minimum tax ("AMT"). In normal circumstances the weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. However, if Voyageur determines that market conditions warrant a shorter average maturity, the Fund's investments will be adjusted accordingly. During times of adverse market conditions when a defensive investment posture is warranted, the Fund may temporarily select investments without regard to the foregoing policies.

     There are risks in any investment program, and there is no assurance that the Fund's investment objective will be achieved. The value of the Fund's shares will fluctuate with changes in the market value of its investments. The Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of the Fund's shareholders as provided in the 1940 Act.

     The Fund may invest without limitation in securities rated "investment grade," i.e., rated within the four highest investment grades, at the time of investment, by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, judged by Voyageur to be of comparable quality. Bonds included in the lowest investment grade rating category involve certain speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Up to 20% of Tax-Exempt Obligations purchased by the Fund may be rated lower than investment grade; however, all bonds must be rated "B" or better by Moody's or S&P (or, if unrated, judged by Voyageur to be of comparable quality). Such bonds are often referred to as "junk" bonds or "high yield" bonds. Bonds rated below "BBB" have a greater vulnerability to default than higher grade bonds. See "Risks and Special Investment Considerations--General" for a discussion of the risks of investing in lower grade Tax-Exempt Obligations. A description of the ratings assigned by Moody's and S&P is set forth in Appendix A to the Statement of Additional Information.


     The foregoing policy as to the credit quality of portfolio investments will apply only at the time of the purchase of a security, and the Fund is not required to dispose of securities in the event that Moody's or S&P downgrades its assessment of the credit characteristics of a particular issuer or, in the case of unrated securities, in the event Voyageur reassesses its view with respect to the credit quality of the issuers thereof. In no event, however, will more than 5% of the Fund's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which the Fund is permitted to invest or, in the case of unrated securities, that Voyageur has determined to have a quality lower than such minimum rating.

     The Fund may invest without limitation in short-term Tax-Exempt Obligations or taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's or S&P; commercial paper rated in the highest grade by any of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

TAX-EXEMPT OBLIGATIONS
As used in this Prospectus, the term "Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. The term "Tax-Exempt Obligations" also includes Derivative Tax-Exempt Obligations as defined below. In certain instances the interest on Tax-Exempt Obligations may be an item of tax preference includable in alternative minimum taxable income depending upon the shareholder's tax status. See "Distributions to Shareholders and Taxes--Taxes."

     Tax-Exempt Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Tax-Exempt Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Tax-Exempt Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

     Within these principal classifications of Tax-Exempt Obligations, there is a variety of types of municipal securities. Certain Tax-Exempt Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Tax-Exempt Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.

     Tax-Exempt Obligations also include state or municipal leases and participation interests therein. The Fund may invest in these types of obligations without limit. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. Under these guidelines, Voyageur will consider factors including, but not limited to (a) whether the lease can be canceled, (b) what assurance there is that the assets represented by the lease can be sold, (c) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (e) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See "Investment Policies and Restrictions--Tax-Exempt Obligations" in the Statement of Additional Information.

     The Fund may also acquire Derivative Tax-Exempt Obligations, which are custodial receipts or trust certificates ("custodial receipts") underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Tax-Exempt Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt or trust certificate, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

     In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state, and potentially New York City, income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal, state, and potentially city, purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts or trust certificates which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts or trust certificates, it is possible that a portion of the discount at which the Fund purchases the receipts or certificates might have to be accrued as taxable income during the period that the Fund holds the receipts.

     The principal and interest payments on the Tax-Exempt Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Tax-Exempt Obligations. The Fund may also invest in custodial receipts or trust certificates which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term Tax-Exempt Obligations or an index of short-term Tax-Exempt Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Tax-Exempt Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Tax-Exempt
Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Fund.

     Investments in Derivative Tax-Exempt Obligations, when combined with investments in below investment grade rated securities, will not exceed 20% of the Fund's total assets. For a discussion of certain risks involved in investments in Derivative Tax-Exempt Obligations, see "Risks and Special Investment Considerations--General."

ILLIQUID SECURITIES
The Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when Voyageur deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

     Certain securities in which the Fund may invest, including municipal lease obligations, certain restricted securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933, historically have been considered illiquid by the staff of the Securities and Exchange Commission. In accordance with more recent staff positions, however, the Fund will treat such securities as liquid and not subject to the above 15% limitation when they have been determined to be liquid by Voyageur subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Directors. See "Investment Policies and Restrictions--Illiquid Investments" in the Statement of Additional Information.

MISCELLANEOUS INVESTMENT PRACTICES

FORWARD COMMITMENTS
New issues of Tax-Exempt Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account, cash or high-grade liquid debt obligations in an amount sufficient to meet the purchase price. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. Tax-Exempt Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Tax-Exempt Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Tax-Exempt Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by the Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's investment manager deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.

     A repurchase agreement involves the purchase by the Fund of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss. See "Investment Policies and Restrictions--Taxable Obligations" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS
The Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash, U. S. Government securities or other liquid high grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. Voyageur believes that the limited use of leverage may facilitate the Fund's ability to provide current income without adversely affecting the Fund's ability to preserve capital.

OPTIONS AND FUTURES
The Fund may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. See "Investment Policies and Restrictions--Options and Futures Transactions" in the Statement of Additional Information. Options and futures may be used to attempt to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.


OPTIONS ON SECURITIES
The Fund may write (i.e., sell) covered put and call options and purchase put andcall options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.


     A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

     In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

     If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to the Statement of Additional Information. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

     Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when Voyageur believes it would be advantageous to do so. Over-the-counter options are subject to the Fund's 15% illiquid investment limitation. See Appendix B to the Statement of Additional Information for a further discussion of the general characteristics and risks of options.

     Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If Voyageur's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a) dependence on Voyageur's ability to predict correctly movements in the direction of interest rates and security prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions--Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information for further discussion and see Appendix B for a discussion of closing transactions and other risks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts
("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over-the-counter. The successful use of such instruments draws upon Voyageur's experience with respect to such instruments and usually depends upon Voyageur's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash, U.S. Government securities or other liquid high grade debt securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on the Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see "Taxes" in the Statement of Additional Information. For a further discussion of the general characteristics and risks of futures, see Appendix B to the Statement of Additional Information.

CONCENTRATION POLICY
As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see "Investment Policies and Restrictions--Concentration Policy" in the Statement of Additional Information.

     The Fund's Board may change any of the foregoing policies that are not specifically designated fundamental.

RISKS AND SPECIAL INVESTMENT CONSIDERATIONS

GENERAL
The yields on Tax-Exempt Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Tax-Exempt Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Tax-Exempt Obligations of longer maturity produce higher current yields than Tax-Exempt Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Tax-Exempt Obligations generally produce a higher yield than higher-rated
Tax-Exempt Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Tax-Exempt Obligations held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     In normal circumstances, the Fund may invest up to 20% of its total assets in Tax-Exempt Obligations rated below investment grade (but not rated lower than B by S&P or Moody's) or in unrated Tax-Exempt Obligations considered by Voyageur to be of comparable quality to such securities. Investment in such lower-grade Tax-Exempt Obligations involves special risks as compared with investment in higher-grade Tax-Exempt Obligations. The market for lower-grade Tax-Exempt Obligations is considered to be less liquid than the market for investment grade Tax-Exempt Obligations, which may adversely affect the ability of a Fund to dispose of such securities in a timely manner at a price which reflects the value of such securities in Voyageur's judgment. The market price for less liquid securities tends to be more volatile than the market price for more liquid securities. The lower liquidity of and the absence of readily available market quotations for lower-grade Tax-Exempt Obligations may make Voyageur's valuation of such securities more difficult, and Voyageur's judgment may play a greater role in the valuation of the Fund's lower-grade Tax-Exempt Obligations. Periods of economic uncertainty and changes may have a greater impact on the market price of such bonds and, therefore, the net asset value of the Fund investing in such obligations.


     Lower-grade Tax-Exempt Obligations generally involve greater credit risk than higher-grade Tax-Exempt Obligations and are more sensitive to adverse economic changes, significant increases in interest rates and individual issuer developments. Because issuers of lower-grade Tax-Exempt Obligations frequently choose not to seek a rating of such securities, the Fund will rely more heavily on Voyageur's ability to determine the relative investment quality of such securities than if the Fund invested exclusively in higher-grade Tax-Exempt Obligations. The Fund may, if deemed appropriate by Voyageur, retain a security whose rating has been downgraded below B by S&P or Moody's, or whose rating has been withdrawn. In no event, however, will more than 5% of the Fund's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which the Fund is permitted to invest or, in the case of unrated securities, that have been determined by Voyageur to be of a quality lower than such minimum rating. Additional information concerning the risks associated with investments in lower-grade Tax-Exempt Obligations is included in the Fund's Statement of Additional Information.

STATE SPECIFIC CONSIDERATIONS
The value of Tax-Exempt Obligations owned by the Fund may be adversely affected by local political and economic conditions and developments within New York State and New York City. Because the Fund concentrates its investments in New York Tax-Exempt Obligations, a default or financial crisis relating to any of such issuers could adversely affect the market value and marketability of such Tax-Exempt Obligations and the interest income and repayment of principal to the Fund. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York City), as well as economic trends in New York State. It should be noted that the creditworthiness of obligations issued by local issuers (including New York City) may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State. As of September 1995, Moody's rating of the State's general obligation bonds stood at A, and S&P's rating stood at A-. Moody's lowered its rating to A on June 6, 1990; its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.


     Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other facts that could affect Tax-Exempt Obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). In addition, the Fund's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Fund, which can be expected to vary inversely with changes in prevailing interest rates. See "Special Factors Affecting the Fund" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
The Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that the Fund may not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (the Fund may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). See "Investment Policies and Restrictions--Investment Restrictions" in the Statement of Additional Information.

     The Fund also has a number of non-fundamental investment restrictions which may be changed by the Fund's Board without shareholder approval. These include restrictions providing that the Fund may not (a) invest more than 5% of its total assets in securities of any single investment company, (b) invest more than 10% of its total assets in securities of two or more investment companies,
(c) invest more than 15% of its net assets in illiquid securities or (d) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of net assets. If the Fund invests in securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies.

     Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

HOW TO PURCHASE SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS
The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Page 2 of the Prospectus contains a summary of these alternative purchase arrangements.


     A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, the Underwriter from time to time pays certain additional cash incentives of up to $100 and/or non-cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Underwriter pays amounts not to exceed 1.25% of the Fund's net assets (such as payments related to retention of shares sold by a particular broker-dealer or financial institution for a specified period of time) to broker-dealers and financial institutions who meet certain objective standards developed by the Underwriter.


GENERAL PURCHASE INFORMATION
The minimum initial investment in the Fund is $1,000, and the minimum additional investment is $100. The Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Underwriter, and from certain financial institutions that have selling agreements with the Underwriter.

     When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined after receipt of the order, plus the applicable sales charge, if any. If an order is placed with the Underwriter or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of shares.

     Shares of the Fund may be purchased by opening an account either by mail or by phone. Dividend income begins to accrue as of the opening of the New York Stock Exchange (the "Exchange") on the day that payment is received. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt.

     An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

AUTOMATIC INVESTMENT PLAN
Investors may make systematic  investments in fixed amounts  automatically  on a
monthly  basis  through  the  Fund's  Automatic   Investment  Plan.   Additional
information is available from the Underwriter by calling 800-545-3863.

PURCHASES BY MAIL
To open an account by mail, complete the general authorization form attached to this Prospectus, designate an investment dealer or other financial institution on the form, and mail it, along with a check payable to the Fund, to:

                                     NW 9369
                                  P.O. BOX 1450
                           MINNEAPOLIS, MN 55485-9369

PURCHASES BY TELEPHONE
To open an account by telephone, call 612-376-7014 or 800-545-3863 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:

                  NORWEST BANK MINNESOTA, N.A., ABA #091000019
                 FOR CREDIT OF: VOYAGEUR NEW YORK TAX FREE FUND
                          CHECKING ACCOUNT NO.: 872-458
                     ACCOUNT NUMBER: (ASSIGNED BY TELEPHONE)

     Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the Fund after making the initial telephone purchase.

CLASS A SHARES--FRONT END SALES CHARGE ALTERNATIVE
The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers.

The current sales charges are:

                                                                                   DEALER
                                            SALES CHARGE      SALES CHARGE        DISCOUNT
                                              AS % OF           AS % OF           AS % OF
AMOUNT OF PURCHASE                        NET ASSET VALUE    OFFERING PRICE   OFFERING PRICE(1)
------------------                        ---------------    --------------   -----------------
Less than $50,000                               3.90%             3.75%             3.25%
$50,000 but less than $100,000                  3.63              3.50              3.00
$100,000 but less than $250,000                 2.83              2.75              2.50
$250,000 but less than $500,000                 2.04              2.00              1.75
$500,000 but less than $1,000,000               1.78              1.75              1.75
$1,000,000 or more                              NAV(3)            NAV(3)            1.00(2)

1 Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.
2 The Underwriter intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of 1% of the offering price of sales of $1,000,000 or more, other than on sales not subject to a contingent deferred sales charge.
3 Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge at the time of redemption. See "--Contingent Deferred Sales Charge."

     In connection with the distribution of the Fund's Class A shares, the Underwriter is deemed to receive all applicable sales charges. The Underwriter, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Underwriter or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

SPECIAL PURCHASE PLANS--REDUCED SALES CHARGES
Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Fund's Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Underwriter without notice to existing Fund shareholders.

RULE 12B-1 FEES
Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares. All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to the average daily net assets attributable to shares sold or serviced by such institutions and service providers. For additional information about this fee, see "Management--Plan of Distribution" below.

CONTINGENT DEFERRED SALES CHARGE
Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Underwriter pays investment dealers, out of its own assets, a fee of 1% of the offering price of such shares. If these shares are redeemed within two years after purchase, the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares --Contingent Deferred Sales Charge."

WAIVER OF SALES CHARGES
A limited group of institutional and other investors may qualify to purchase Class A shares at net asset value, with no front end or deferred sales charges. The investors qualifying to purchase such shares are: (a) officers and directors of the Fund; (b) officers, directors and full-time employees of Dougherty
Financial Group, Inc. and Pohlad Companies, and officers, directors and full-time employees of parents and subsidiaries of the foregoing companies; (c) officers, directors and full-time employees of investment advisers of other mutual funds subject to a sales charge and included in any other family of mutual funds that includes any Voyageur Fund as a member ("Other Load Funds"), and officers, directors and full-time employees of parents, subsidiaries and corporate affiliates of such investment advisers; (d) spouses and lineal ancestors and descendants of the officers, directors/trustees and employees referenced in clauses (a), (b) and (c), and lineal ancestors and descendants of their spouses; (e) investment executives and other employees of banks and dealers that have selling agreements with the Underwriter and parents, spouses and children under the age of 21 of such investment executives and other employees; (f) trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; (g) any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof; (h) partners and full-time employees of the Fund's counsel; (i) managed account clients of Voyageur, clients of investment advisers affiliated with Voyageur and other registered investment advisers and their clients (the Fund may be available through a broker-dealer which charges a transaction fee for purchases and sales) and (j) "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Voyageur.

     Class A shares will also be issued at net asset value, without a front end or deferred sales charge, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges a front end sales charge, and, in certain circumstances, a contingent deferred sales charge. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company.

CLASS B SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE
The public offering price of Class B shares of the Fund is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made according to the following table:

                                                        CDSC AS A
CDSC PERIOD                                         % OF AMOUNT REDEEMED(1)
-----------                                         -----------------------
1st year after purchase                                       5%
2nd year after purchase                                       4
3rd year after purchase                                       4
4th year after purchase                                       3
5th year after purchase                                       2
6th year after purchase                                       1
Thereafter                                                    0

1 The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of redemption.

     Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker dealers and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class B shares a sales commission equal to 4% of the amount invested and an ongoing annual servicing fee of .15% (paid quarterly) calculated on the net assets attributable to sales made by such broker-dealers.

RULE 12B-1 FEES
Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class B shares. The higher 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" and "Management--Plan of Distribution."

CONVERSION FEATURE
On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Fund will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See
"Reinstatement Privilege." Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

CLASS C SHARES--LEVEL LOAD ALTERNATIVE
The public offering price of Class C shares of the Fund is the net asset value of the Fund's shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

RULE 12B-1 FEES
Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" and "Management--Plan of Distribution."

     Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class C shares a sales commission equal to 1% of the amount invested and an ongoing annual servicing fee of .90% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.

HOW TO SELL SHARES

The Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. Shareholders will not earn any income on redeemed shares on the redemption date. The Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

     The Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by the Fund.

CONTINGENT DEFERRED SALES CHARGE
The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A and either Class B or Class C shares, then absent a shareholder choice to the contrary, Class B or Class C shares not subject to a CDSC will be redeemed in full prior to any redemption of Class A shares not subject to a CDSC.

     The CDSC does not apply to: (a) redemptions of Class B shares in connection with the automatic conversion to Class A shares; (b) redemptions of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (c) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.

     If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Fund shares are exchangeable for shares of any money market fund available through Voyageur. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.

     The Underwriter, upon notification, intends to provide, out of its own assets, a pro rata refund of any CDSC paid in connection with a redemption of Class A, Class B, or Class C shares of the Fund (by crediting such refunded CDSC to such shareholder's account) if, within 90 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Voyageur Funds. Any reinvestment within 90 days of a redemption to which the CDSC was paid will be made without the imposition of a FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption. The amount of the CDSC will be calculated from the original investment date.

EXPEDITED REDEMPTIONS
The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.


EXPEDITED TELEPHONE REDEMPTION
Shareholders redeeming at least $1,000 and no more than $50,000 (for which certificates have not been issued) may redeem by telephoning the Fund directly at 612-376-7014 or 800-545-3863. The applicable section of the general authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the general authorization form. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. Voyageur and the Distributor will not be liable for following instructions which are reasonably believed to be genuine.


EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER DEALERS Certain broker-dealers who have sales agreements with the Underwriter may allow their customers to effect a redemption of shares of the Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.


GOOD ORDER
"Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B or Class C shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. Voyageur may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by Voyageur to subject the Fund to an unusual degree of risk.


MONTHLY CASH WITHDRAWAL PLAN
An investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.

REINSTATEMENT PRIVILEGE
An investor in the Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to the Fund may reinvest the proceeds of such redemption in shares of the same class of any Voyageur Fund eligible for sale in the shareholder's state of residence. Reinvestment will be at the net asset value of Fund shares next determined after the Underwriter receives a check along with a letter requesting reinstatement. The Underwriter must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.

     Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of shares of the Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.

EXCHANGE PRIVILEGE
Except as described below, shareholders may exchange some or all of their Fund shares for shares of another Voyageur Fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A shareholders may exchange their shares for Class A shares of other Voyageur Funds. Class B shareholders may exchange their shares for the Class B shares of other Voyageur Funds and Class C shareholders may exchange their shares for the Class C shares of other Voyageur Funds. Shares of each class may also be exchanged for shares of any money market fund available through Voyageur.

     The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limitation on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. Voyageur reserves the right to prohibit excessive exchanges (more than four per quarter). Voyageur also reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the Fund in which the investor owns shares, through Voyageur or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the Fund to be acquired and should read such prospectus carefully. Contact the Fund, Voyageur or any of such other broker-dealers for further information about the exchange privilege.

MANAGEMENT
The Board of Directors of the Fund is responsible for managing the business and affairs of the Fund. The names, addresses, principal occupations and other affiliations of Directors and executive officers of the Fund are set forth in the Statement of Additional Information.


INVESTMENT ADVISER; PORTFOLIO MANAGEMENT
Voyageur has been retained under an investment advisory agreement (the "Advisory Agreement") to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group, Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. As of October 1, 1996, Voyageur served as the manager to 6 closed-end and 10 open-end investment companies (comprising 33 separate investment portfolios), administered numerous private accounts and together with its affiliates managed approximately $11.5 billion in assets. Voyageur's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.


     The Fund pays Voyageur a monthly investment advisory and management fee equivalent on an annual basis to .50% of its average daily net assets.


     Steven P. Eldredge has day-to-day portfolio management responsibility of the Fund. Since July 1995, Mr. Eldredge has managed Voyageur Florida Insured Tax Free Fund, Voyageur Florida Limited Term Tax Free Fund, Voyageur National Tax Free Fund, Voyageur National Limited Term Tax Free Fund, Voyageur Iowa Tax Free Fund, and Voyageur Wisconsin Tax Free Fund. Mr. Eldredge is a Senior Tax Exempt Portfolio Manager for Voyageur where he has been employed since 1995. Prior to joining Voyageur, Mr. Eldredge was a portfolio manager for ABT Mutual Funds, Palm Beach, Florida, from 1989 through 1995. Mr. Eldredge has over 18 years experience in portfolio management.


PLAN OF DISTRIBUTION
The Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with Voyageur Fund Distributors, Inc. (the "Underwriter"). Pursuant to the Fund's Plan, the Fund pays the Underwriter a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to each of Class B and Class C shares for servicing of shareholder accounts and distribution related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Underwriter and may exceed or be less than expenses actually incurred by the Underwriter.

     All of the Rule 12b-1 fee attributable to Class A shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Underwriter for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Underwriter may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.

     That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Underwriter for advertising, marketing and distributing the Class B shares and Class C shares of the Fund. In connection therewith, the Underwriter may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B shares and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B shares and Class C shares. The distribution fee attributable to Class B shares and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Underwriter and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Underwriter to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

CUSTODIAN; DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNT SERVICES AGENT
Norwest Bank Minnesota, N.A. serves as the custodian of the Fund's portfolio securities and cash.

     Voyageur acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate the Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Fund. The fees paid for these services are based on the Fund's assets and include reimbursement of out-of-pocket expenses. Voyageur receives a monthly fee from the Fund equal to the sum of (a) $1.33 per shareholder account per month, (b) a monthly fee ranging from $1,000 to $1,500 based on the average daily net assets of the Fund and (c) a percentage of average daily net assets which ranges from 0.02% to 0.11% based on the average daily net assets of the Fund. See "The Investment Adviser and Underwriter--Expenses of the Fund" in the Statement of Additional Information.

     Certain institutions may act as sub-administrators for the Fund pursuant to contracts with Voyageur, whereby the institutions will provide shareholder services to their customers. Voyageur will pay the sub-administrators' fees out of its own assets. The fee paid by Voyageur to any sub-administrator will be a matter of negotiation between the institution and Voyageur based on the extent and quality of the services provided.


EXPENSES OF THE FUND
Voyageur is contractually obligated to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of the Fund which exceed 1% of the Fund's average daily net assets on an annual basis up to certain limits as set forth in detail in the Statement of Additional Information. In addition, Voyageur and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. Voyageur has agreed to absorb expenses through the fiscal year ending December 31, 1997 in such a manner as will result in the Fund being charged fees and expenses that approximate those set forth in the section "Fees and Expenses." After December 31, 1997 such voluntary expense waivers may be discontinued or modified by Voyageur and the Underwriter in their sole discretion.


     The Fund's expenses include, among others, fees of directors, expenses of directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

PORTFOLIO TRANSACTIONS
The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Voyageur unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of the Fund. It is not anticipated that the Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless such use would be to the Fund's advantage. Voyageur may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

DETERMINATION OF NET ASSET VALUE
The net asset value of Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m. Minneapolis time (the primary close of trading on the Exchange) on each business day the Exchange is open for trading.

     The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets of the Fund attributable to such class less all liabilities attributable to such class by the total number of shares of such class outstanding. For purposes of determining the net assets of the Fund, tax-exempt securities are stated on the basis of valuations provided by a pricing service, approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are used when available. Non-tax-exempt securities for which market quotations are readily available are stated at market value which is currently determined using the last reported sale price, or, if no sales are reported, as in the case of most securities traded over-the-counter, the last reported bid price, except that U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term notes having remaining maturities of 60 days or less are stated at amortized cost which approximates market. All other securities and other assets are valued in good faith at fair value by Voyageur in accordance with procedures adopted by the Board of Directors.

DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

DISTRIBUTIONS
The present policy of the Fund is to declare a distribution from net investment income on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Distributions of net investment income are paid monthly. Short-term capital gains distributions are taxable to shareholders as ordinary income. Net realized long term capital gains, if any, are distributed annually, after utilization of any available capital loss carryovers. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

     Shareholders receive distributions from investment income and capital gains in additional shares of the Fund and class owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. The Fund sends to its shareholders no less than quarterly statements with details of any reinvested dividends.

TAXES

FEDERAL INCOME TAXATION
The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify during its current taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund also intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund can pay exempt-interest dividends.

     Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. Distributions paid from other interest income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gains (and designated as such) are taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held shares in the Fund.

     Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts. The Fund may invest up to 20% of its total assets in securities which generate interest which is treated as an item of tax-preference and is subject to federal, New York State and New York City alternative minimum tax.

     The following is a summary of certain information regarding New York State taxation. See "Taxes" in the Statement of Additional Information.

NEW YORK STATE AND CITY TAXATION
The portion of exempt-interest dividends that is derived from interest income on New York Tax-Exempt Obligations is excluded from the New York State and New York City gross income of individuals, estates and trusts; the remaining portion of such dividends, and dividends that are not tax-exempt interest dividends, are included in the New York State and New York City gross income of individuals, estates, and trusts. Exempt-interest dividends are not excluded from the New York State and New York City gross income of corporations and banks, and dividends from the Fund will not qualify for the New York State or New York City dividends-received deduction for corporations and banks.


     The foregoing discussion relates to federal, New York State and New York City taxation as of the date of the Prospectus. See "Taxes" in the Statement of Additional Information. Distributions from the Fund, including exempt-interest dividends, may be subject to tax in other states. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.


INVESTMENT PERFORMANCE
Advertisements and other sales literature for the Fund may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return" and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The advertised yield of the Fund will be based on a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share deemed earned during the period by the maximum offering price per share on the last day of the period. The result is then annualized using a formula that provides for semiannual compounding of income.

     Taxable equivalent yield is calculated by applying the stated income tax rate only to that portion of the yield that is exempt from taxation. The tax-exempt portion of the yield is divided by the number 1 minus the stated income tax rate (e.g., 1-28% = 72%). The result is then added to that portion of the yield, if any, that is not tax exempt.

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

     Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

     In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar.

     For Fund performance information and daily net asset value quotations, investors may call 612-376-7014 or 800-545-3863. For additional information regarding the calculation of the Fund's yield, taxable equivalent yield, average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.

GENERAL INFORMATION
The Fund sends to its shareholders six-month unaudited and annual audited financial statements.

     The shares of the Fund constitute a separate series of Voyageur Mutual Funds, Inc. (the "Company"), a Minnesota corporation which issues shares of common stock with a $.01 par value per share. All shares of the Company are non-assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Board of Directors is empowered to issue other series of common stock without shareholder approval.

     The Fund currently offers its shares in multiple classes, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

     Fund shares are freely transferable, subject to applicable securities laws, are entitled to dividends as declared by the Board, and, in liquidation, are entitled to receive the net assets, if any, of the Fund. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law.

     Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, the shares of all series and classes vote together as one. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

     The assets received by the Company for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series, or class thereof, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class thereof, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class are allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued. The Company's Articles of Incorporation limit the liability of the Board members to the fullest extent permitted by law. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR VOYAGEUR FUND DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                     PART B

                           VOYAGEUR MUTUAL FUNDS, INC.
                        (VOYAGEUR NEW YORK TAX FREE FUND)

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus, but should be read in conjunction with each Fund's Prospectus dated November 20, 1996. A copy of the Prospectus or this Statement of Additional Information may be obtained free of charge by contacting the Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone: (612) 376-7000 or (800) 553-2143.


                                TABLE OF CONTENTS


                                                                           PAGE

Investment Policies and Restrictions.......................................B-2
Special Factors Affecting the Fund.........................................B-16
Board Members and Executive Officers of the Fund...........................B-28
The Investment Adviser and Underwriter.....................................B-31
Taxes  ....................................................................B-38
Special Purchase Plans ....................................................B-40
Net Asset Value and Public Offering Price..................................B-42
Calculation of Performance Data............................................B-43
Monthly Cash Withdrawal Plan...............................................B-46
Additional Information.....................................................B-47
Appendix A - Descriptions of Bond Ratings..................................A-1
Appendix B - General Characteristics and Risks of Options and Futures .....B-1

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated November 20, 1996, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of any of the Funds since the date hereof.

                             Dated November 20, 1996


                      INVESTMENT POLICIES AND RESTRICTIONS


     The investment objective, policies and restrictions of Voyageur New York Tax Free Fund (the "Fund") are set forth in the prospectus. Certain additional investment information is set forth below. All capitalized terms not defined herein have the same meanings as set forth in the prospectus.

     Effective with the close of business on November 15, 1996, the Fund acquired the assets and assumed all identified liabilities of New York Portfolio, a series of Fortis Tax-Free Portfolios, Inc. ("Fortis Fund"), in a tax-free exchange by issuing new shares. The Fund offers three classes of shares
- Class A, B and C; prior to the acquisition Fortis Fund offered five classes of shares. In the acquisition, Fortis Fund Class E shareholders received Class A Fund shares and Fortis Fund Class H shareholders received Class B Fund Shares. The Fund had no assets or liabilities prior to the acquisition. Consequently, certain financial information presented for the Fund in this Statement of Additional Information represents the financial history of Fortis Fund.


TAX-EXEMPT OBLIGATIONS

     The term "Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status) and New York State and New York City personal income tax. Tax-Exempt Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-Exempt Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Tax-Exempt Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

     Securities in which the Fund may invest, including Tax-Exempt Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or a State's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Tax-Exempt Obligations may be materially affected.

     From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax-exemption for interest on Tax-Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax-Exempt Obligations for investment by the Fund and the value of the Fund's portfolio. In such event, management of the Fund may discontinue the issuance of shares to new investors and may reevaluate the Fund's investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.

     To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") for Tax-Exempt Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax-Exempt Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, Voyageur Fund Managers, Inc. ("Voyageur" or "VFM"), the Fund's investment manager, will subject these securities to other evaluative criteria prior to investing in such securities.

     FLOATING AND VARIABLE RATE DEMAND NOTES. The Fund may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the note holders. The interest rate on a floating rate demand note is based on a specified interest index, such as a bank's prime rate, and is adjusted automatically each time such index is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon current market conditions. Voyageur monitors the creditworthiness of issuers of floating and variable rate demand notes in the Fund's portfolio.

     ESCROW SECURED BONDS OR DEFEASED BONDS. Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P and Moody's.

     STATE OR MUNICIPAL LEASE OBLIGATIONS. Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Fund will invest, Voyageur will evaluate the credit rating of the lessee and the terms of the lease. Additionally, Voyageur may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

     The Constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "non-appropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or
(3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

     If the lease is terminated by the public body for non-appropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

     CONCENTRATION POLICY. As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

     HOUSING OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

     HEALTH CARE OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

     UTILITY OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

     TRANSPORTATION OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

     EDUCATION OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

     INDUSTRIAL REVENUE OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

     OTHER RISKS. The exclusion from gross income for purposes of federal income taxes for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

TAXABLE OBLIGATIONS

     As set forth in the prospectus, the Fund may invest to a limited extent in obligations and instruments, the interest on which may be includable in gross income for purposes of federal, New York State, and New York City income taxation.

     GOVERNMENT OBLIGATIONS. The Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when Voyageur is satisfied that the credit risk with respect to the issuer is minimal.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Fund's custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     OTHER TAXABLE INVESTMENTS. The Fund also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

OPTIONS AND FUTURES TRANSACTIONS

     To the extent set forth in the Prospectus, the Fund may buy and sell put and call options on the securities in which it may invest, and the Fund may enter into futures contracts and options on futures contracts with respect to fixed-income securities or based on financial indices including any index of securities in which the Fund may invest. Futures and options will be used to facilitate allocation of the Fund's investments among asset classes, to generate income or to hedge against changes in interest rates or declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing (i.e. selling) call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can causes losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

     WRITING OPTIONS. The Fund may write (i.e. sell) covered put and call options with respect to the securities in which they may invest. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by the Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of the Fund.

     "Covered options" means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

     Through the writing of call or put options, the Fund may obtain a greater current return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     PURCHASING OPTIONS. The Fund may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

     The Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio.

     The Fund may also purchase call options. During the life of the call option, the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     SECURITIES INDEX OPTION TRADING. The Fund may purchase and write put and call options on securities indexes. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount.

     The effectiveness of purchasing or writing index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements of the index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the relevant underlying securities markets generally or, in the case of certain indexes, in an industry market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on security indexes will be subject to Voyageur's ability to predict correctly movements in the direction of the stock market or interest rates market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. In the event Voyageur is unsuccessful in predicting the movements of an index, the Fund could be in a worse position than had no hedge been attempted.

     Because exercises of index options are settled in cash, the Fund cannot determine the amount of its settlement obligations in advance and, with respect to call writing, cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. When the Fund writes an option on an index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, high-grade liquid debt securities or "qualified securities" with a market value determined on a daily basis of not less than 100% of the current market value of the option.

     Options purchased and written by the Fund may be exchange traded or may be options entered into by the Fund in negotiated transactions with investment dealers and other financial institutions (over-the-counter or "OTC" options) (such as commercial banks or savings and loan associations) deemed creditworthy by Voyageur. OTC options are illiquid and it may not be possible for the Fund to dispose of options it has purchased or to terminate its obligations under an option it has written at a time when Voyageur believes it would be advantageous to do so.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into futures contracts and purchase and write options on these contracts, including but not limited to interest rate and securities index contracts and put and call options on these futures contracts. These contracts will be entered into on domestic and foreign exchanges and boards of trade, subject to applicable regulations of the Commodity Futures Trading Commission. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

     In connection with transactions in futures contracts and writing related options, the Fund will be required to deposit as "initial margin" a specified amount of cash or short-term, U.S. Government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1-1/2% to 5% of a contract's face value. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. The Fund will not purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on the Fund's existing futures and related options positions and premiums paid for options or futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the Fund's assets.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS.

     HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the financial instruments included in the applicable index.

     Successful use of futures contracts by the Fund is subject to the ability of Voyageur to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LIQUIDITY OF FUTURES CONTRACTS. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     RISKS OF OPTIONS. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when Voyageur deems it desirable to do so. Although the Fund will enter into an option position only if Voyageur believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

     The Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by Voyageur, which could prove to be inaccurate. Even if the expectations of Voyageur are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing
Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may purchase call options to hedge against an increase in price of securities that the Fund anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Fund to dispose of options they have purchased or terminate their obligations under an option they have written at a time when Voyageur believes it would be advantageous to do so. Accordingly, OTC options are subject to the Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, the Fund could experience a loss of all or part of the value of the option. Voyageur anticipates that options on Municipal Obligations will consist primarily of OTC options.

ILLIQUID INVESTMENTS

     The Fund is permitted to invest up to 15% of its net assets in illiquid investments. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment.

     As set forth in the Prospectus, the Fund may invest in certain restricted securities (securities which were originally sold in private placements and which have not been registered under Securities Act of 1933 (the "1933 Act")), commercial paper issued pursuant to Section 4(2) under the 1933 Act, and municipal lease obligations, and treat such securities as liquid when they have been determined to be liquid by Voyageur subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to restricted securities, the liquidity of such securities increased as a result of the adoption of Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. Investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

DIVERSIFICATION

     Although the Fund is characterized as a non-diversified fund under the 1940 Act, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 as a "regulated investment company." In order to qualify as a regulated investment company, the Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Code requires that not more than 25% in value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

     For purposes of such diversification, the identification of the issuer of Tax-Exempt Obligations depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the State, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

     Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a State, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U.S. Government securities will be treated as investments in U.S. Government securities for purposes of determining the Fund's compliance with the 1940 Act diversification requirements.

PORTFOLIO TURNOVER

     Portfolio turnover for the Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. The Fund estimates its portfolio turnover rate will be 100% or less.

INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions set forth below which, together with the investment objectives of the Fund and other policies which are specifically identified as fundamental in the Prospectus or herein cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the 1940 Act, this means the lesser of the vote of (1) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of a Fund. The following investment restrictions apply to the Fund. The Fund will not:

          (1) Borrow money (provided that the Fund may enter into reverse repurchase agreements), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

          (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

          (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

          (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

          (5) Invest 25% or more of its assets in the securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care, utility, transportation, education and/or industrial obligations); provided that there shall be no limitation on the purchase of Tax-Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, Voyageur interprets "Tax-Exempt Obligations" to exclude limited obligations bonds payable only from revenues derived from facilities or projects within a single industry.)

          (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

          (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

     The following non-fundamental investment restrictions may be changed by the Board of the Fund at any time. The Fund will not:

          (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

          (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

          (3) Make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

                       SPECIAL FACTORS AFFECTING THE FUND

     The following information is a brief summary of New York State and New York City factors affecting Voyageur Fund and does not purport to be a complete description of such factors. As described above, except during temporary defensive periods, the Voyageur Fund will invest at least 80% of the value of its net assets in Tax-Exempt Obligations, the interest on which is exempt from federal income, New York State and New York City personal income tax (except for New York State and New York City franchise tax on corporations and financial institutions, which is measured by income). Therefore, the financial condition of New York State, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, New York State and New York City face numerous forms of litigation seeking significant damages which, if awarded, could adversely affect the financial situation of New York State or New York City or issuers located in New York State. It should be noted that the creditworthiness of obligations issued by local issuers (including New York City) may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

     Bond ratings received on New York State's and New York City's general obligation bonds are discussed below. Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Services ("S&P") provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstance. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. The ratings are based, in varying degrees, on the following considerations:

          (1) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          (2) Nature of, and provisions of, the obligation.

          (3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement(s) under the laws of bankruptcy and other laws affecting creditors rights.

     A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody's and S&P's bond ratings is set forth in Appendix A hereto.

     The following information provides only a brief summary of the complex factors affecting the financial situation in New York State and New York City, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from the Annual Information Statement of the State of New York dated June 23, 1995 and updates thereto issued on July 28, 1995 and October 26, 1995, and from other official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

     THE FUND MAKES NO REPRESENTATION OR WARRANTY REGARDING THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION. THE MARKET VALUE OF SHARES OF THE FUND MAY FLUCTUATE DUE TO FACTORS SUCH AS CHANGES IN INTEREST RATES, MATTERS AFFECTING NEW YORK STATE OR NEW YORK CITY, OR FOR OTHER REASONS.

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of New York's economy. Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

     The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher.

     The State has the second highest combined state and local tax burden in the United States. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. The State's 1995-96 budget reflects significant actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax.

     The State Financial Plan is based on a projection by State's Division of the Budget ("DOB") of national and State economic activity. The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. New York's economic forecast calls for employment growth to slow significantly in 1996 as the pace of national economic growth slackens, entire industries experience consolidations, and governmental employment continues to shrink. Personal income is expected to increase more moderately in 1996 than in 1995.

     1995-96 FISCAL YEAR. The State's current fiscal year commenced on April 1, 1995, and ends on March 31, 1996 (the "1995-96 fiscal year"). The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the legislature and signed into law by the Governor.

     In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion. The Governor proposed additional tax cuts, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion. This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions.

     The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.

     In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. As noted, the 1995-96 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

     The 1995-96 State Financial Plan includes actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The DOB estimates that the 1995-96 State Financial Plan contains actions that provide nonrecurring resources or savings totalling approximately $900 million. The Comptroller believes that the amount of nonrecurring resources or savings exceeds $1.0 billion. The DOB also estimates that the 1995-96 State Financial Plan contains nonrecurring expenditures totalling nearly $250 million. The net amount of nonrecurring resources used in the 1995-96 State Financial Plan, accordingly, is estimated by the DOB at over $600 million.

     In addition to this use of nonrecurring resources, the 1995-96 State Financial Plan reflects actions that will directly affect the State's 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97, in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in State fiscal year 1996-97.

     The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements in State fiscal year 1996-97. The Governor has indicated that in the 1996-97 Executive Budget he will propose to close this potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. On October 2, 1995, the State Comptroller released a report entitled "Comptroller's Report on the Financial Conditions of New York State 1995" in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-97 fiscal year and at least $3.9 billion for the State's 1997-98 fiscal year.

     To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursement in future fiscal years. There can be no assurance, however that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the state. For example, a significant risk to the 1995-96 State Financial Plan arises from tax legislation pending in Congress. Changes to Federal tax treatment of capital gains are likely to flow through automatically to the State personal income tax. Such changes, depending upon their precise character and timing, and upon taxpayer response, could produce either revenue gains or losses during the balance of the State's fiscal year. Uncertainties with respect to both the economy and potential decisions at the Federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the Federal level but not included in the State's current economic forecast would (if enacted) have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states. Because of the uncertainty and unpredictability of these potential changes, their impact is not included in the assumptions underlying the State's projections.

     The 1995-96 State Financial Plan is based upon forecasts by the DOB of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurances that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, and changes in the demand for and use of State services. There can be no assurance that the State's projections for tax and other receipts for the 1995-96 fiscal year are not overstated and will not be revised downward, or that disbursements will not be in excess of the amounts projected. Such variances could adversely affect the State's cash flow during the 1995-96 fiscal year or subsequent fiscal years, as well as the State's ability to achieve a balanced budget on a cash basis for such fiscal year or subsequent fiscal years.

     The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Projections and estimates of receipts from taxes have been subject to variance in recent fiscal years. The personal income tax, the sales tax, and the corporation franchise tax have been particularly subject to overestimation as a result of several factors, most recently the significant slowdown in the national and regional economies and uncertainties in taxpayer behavior as a result of actual and proposed changes in Federal tax laws. As a result of the foregoing uncertainties and other factors, actual results could differ materially and adversely from the projections discussed herein, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address cash flow needs and State Financial Plan shortfall, and DOB believes it could take similar action should variances from its projections occur in the current and/or subsequent fiscal years. Those variances could, however, affect the State's ability to achieve a balanced budget on a cash basis for the current and/or subsequent fiscal years.

     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future years, nor can there be any assurance that budgetary difficulties will not lead to further adverse consequences for the State and its obligations.

     As a result of changing economic conditions and information, public statements or reports may be released by the Governor, members of the State Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, as reflected in the 1995-96 State Financial Plan, that may vary materially and adversely from the information provided herein.

     INDEBTEDNESS. As of March 31, 1995, the total amount of long-term State general obligation debt authorized but unissued stood at $1.789 billion. As of the same date, the State had approximately $5.181 billion in general obligation debt, including $149.3 million in bond anticipation notes outstanding.

     As of March 31, 1995, $17.980 billion of bonds, issued in connection with lease-purchase and contractual-obligation financings of State capital programs, were outstanding. The total amount of outstanding State-supported debt as of March 31, 1995 was $27.913 billion. As of March 31, 1995, total State-related debt (which includes the State-supported debt, moral obligation and certain other financings and State-guaranteed debt) was $36.1 billion.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in certificates of participation during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

     In  June  1990,  legislation  was  enacted  creating  the  New  York  Local
Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, and has been authorized to issue its bonds to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year to redeem notes sold in June 1995.

     RATINGS. As of September 1995, Moody's rating of the State's general obligation bonds stood at A, and S&P's rating stood at A-. Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

THE CITY AND THE MUNICIPAL ASSISTANCE CORPORATION ("MAC")

     The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

     In February 1975, the New York State Urban Development Corporation ("UDC"), which had approximately $1 billion of outstanding debt, defaulted on certain of its short-term notes. Shortly after the UDC default, the City entered a period of financial crisis. Both the State Legislature and the United States Congress enacted legislation in response to this crisis. During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

     The national economic downturn which began in July 1990 adversely affected the City economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and the City's economy declined in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated and the City's economy improved, boosted by strong wage gains. However, after noticeable improvements in the City's economy during calendar year 1994, the City's current four-year financial plan assumes that economic growth will slow in calendar year 1996, with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property tax revenues from those forecasted.

     For each of the 1981 through 1993 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in its recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City economic base.

     Pursuant to State law the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The current financial plan extends through the 1999 fiscal year. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1995-96 Financial Plan projects a balanced General Fund. If the State experiences revenue shortfalls or spending increases during its 1995-96 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

     The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years. The City projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in such financial plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan, and the impact on City revenues of proposals for Federal and State welfare reform.

     Implementation of its financial plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds or notes.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan. In addition, the Control Board staff and others have questioned whether the City has the capacity to generate sufficient revenues in the future to provide the level of services included in the financial plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     1995 FISCAL YEAR. On July 21, 1995, the City submitted to the Control Board a fourth quarter modification to the financial plan for the 1995 fiscal year. The City projects a balanced budget in accordance with GAAP for the 1995 fiscal year after taking into account a transfer of $75 million.

     1996-99 FINANCIAL PLAN. On July 11, 1995, the City submitted to the Control Board the 1996-99 Financial Plan, which relates to the City, the Board of Education and the City University of New York. The 1996-99 Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the 1996-99 Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

     The 1996-99 Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. The proposed gap-closing actions, a substantial number of which are not specified in detail, include various actions which may be subject to State or Federal approval.

     On July 24, 1995, the City Comptroller issued a report on the 1996-99 Financial Plan. The report concluded that the 1996-99 Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. With respect to the 1997-99 fiscal years, the report noted that the gap-closing program in the 1996-99 Financial Plan does not include information about how the City will implement the various gap-closing programs, and that the entitlement cost containment and revenue initiatives will require approval of the State legislature. The report estimated that the 1996-99 Financial Plan includes total risks of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year, and $2.9 billion to $3.4 billion in the 1999 fiscal year.

     In early December 1994, the City Comptroller issued a report which noted that the City is currently seeking to develop and implement plans which will satisfy the Federal Environmental Protection Agency that the water supplied by the City watershed areas does not need to be filtered. The City Comptroller noted that, if the City is ordered to build filtration plants, they could cost as much as $4.75 billion to construct, with annual debt service and operating costs of more than $500 million, leading to a water rate increase of 45%.

     On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report concluded that the debt incurring power of the City would likely be curtailed substantially in the 1997 and 1998 fiscal years.

     On July 21, 1995, the staff of the Control Board issued a report on the 1996-99 Financial Plan which identified risks of $873 million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively.

     On June 14, 1995, the staff of the Office of the State Deputy Comptroller for the City of New York ("OSDC") issued a report on the financial plan with respect to the 1995 fiscal year. The report noted that, during the 1995 fiscal year, the City faced adverse financial developments totaling over $2 billion resulting from the inability to initiate approximately 35% of the City's gap-closing program, as well as newly-identified spending needs and revenue shortfalls. The report noted that the City relied heavily on one-time actions to offset adverse developments, using $2 billion in one-time resources in the 1995 fiscal year, or nearly double the 1994 amount.

     On July 24, 1995, the staff of the OSDC issued a report on the 1996-99 Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the 1996-99 Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

     LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, of the proceedings and claims are not currently predictable, adverse determinations in certain such proceedings and claims might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1994, the City estimated its potential future liability in respect of outstanding claims to be approximately $2.6 billion. The 1996-99 Financial Plan includes provisions for judgments and claims of $279 million, $236 million, $251 million and $264 million for the 1996 through 1999 fiscal years, respectively.

     RATINGS. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance financial plans, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate the City general obligations bonds A-. Moody's rating for City general obligation bonds is Baa1.

     On February 11, 1991, Moody's had lowered its rating from A. Previously, Moody's had raised its rating to A in May 1988, to Baa1 in December 1986, to Baa in November 1983 and to Ba1 in November 1981. S&P had raised its rating to A- in November 1987, to BBB+ in July 1985 and to BBB in March 1981.

     INDEBTEDNESS. As of June 30, 1995, the City and MAC had, respectively, $23.258 billion and $4.033 billion of outstanding net long-term indebtedness.

     THE STATE AGENCIES: Certain Agencies of the State, including the State Housing Finance Agency ("HFA") and the UDC, have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations (including HFA and UDC) could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

     STATE LITIGATION: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

     The State is also engaged in a variety of contract and tort claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

     Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the 1995-96 fiscal year or thereafter.

     OTHER MUNICIPALITIES: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance and the need to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State revenues and expenditures in the State's 1995-96 fiscal year

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the Fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

                BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUND

     The Board members and officers of the Fund, their position with the Fund and their principal occupations during the past five years are set forth below. Unless indicated otherwise, all positions have been held more than five years. In addition to the occupations set forth below, the Directors and officers also serve as directors and trustees or officers of various other closed-end and open-end investment companies managed by Voyageur.

                                                          PRINCIPAL OCCUPATION(S) DURING
NAME,  ADDRESS AND AGE                   POSITION         PAST FIVE YEARS AND OTHER AFFILIATIONS
----------------------                   --------         --------------------------------------
Clarence G. Frame, 78                    Director         Of counsel,  Briggs & Morgan law firm;  Mr. Frame  currently
W-875                                                     serves on the board of  directors of Tosco  Corporation  (an
First National Bank Building                              oil refining and marketing company),  Milwaukee Land Company
332 Minnesota Street                                      and Independence One Mutual Funds.
St. Paul, Minnesota  55101


Richard F. McNamara, 63                  Director         Chief    Executive    Officer   of    Activar,    Inc.,    a
7808 Creekridge Circle #200                               Minneapolis-based  holding  company  consisting of seventeen
Minneapolis, Minnesota 55439                              companies in industrial  plastics,  sheet metal,  automotive aftermarket,  construction supply, electronics and financial services.  Mr.  McNamara  currently  serves  on the board of
                                                          directors   of  Rimage   (electronics   manufacturing)   and
                                                          Interbank.

Thomas F. Madison, 60                    Director         President and CEO of MLM Partners,  Inc. since January 1993;
200 South Fifth Street                                    previously,  Vice  Chairman-Office of the CEO, The Minnesota
Suite 2100                                                Mutual  Life   Insurance   Company  from  February  1994  to
Minneapolis, Minnesota 55402                              September      1994;      President     of     U.S.     WEST
                                                          Communications-Markets   from  1988  to  1993;  Mr.  Madison
                                                          currently  serves  on the  board  of  directors  of  Valmont
                                                          Industries, Inc. (metal manufacturing), Eltrax Systems, Inc.
                                                          (data  communications   integration)  Minnegasco,   Lutheran
                                                          Health Systems, Communications Holdings, Inc., Alexander and
                                                          Alexander    (insurance   risk   management),    Span   Link
                                                          Communications   (telecommunications),    Medical   Benefits
                                                          Administrators,    D&D    Farms,    AetherWorks    (software
                                                          applications),  Digital River  (digital  data  provider) and various civic and educational organizations.


James W. Nelson, 54                      Director         Chairman and Chief  Executive  Officer of Eberhardt  Holding
81 South Ninth Street                                     Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440

Robert J. Odegard, 75                    Director         Special  Assistant  to the  President of the  University  of
University of Minnesota                                   Minnesota.
   Foundation
1300 South Second Street
Minneapolis, Minnesota 55454


John G. Taft, 42                         President        President and Director (since 1993) of VFM;  Director (since
90 South Seventh Street                                   1993) and Executive Vice President  (since 1995) of Voyageur
Suite 4400                                                Fund  Distributors,  Inc. ("the Underwriter "); President of
Minneapolis, Minnesota 55402                              the  Underwriter  from  1991 to 1995;  Management  Committee member of VFM from 1991 to 1993.


Andrew M. McCullagh, Jr.,                Executive        Portfolio  Manager of VFM;  previously,  Director of VFM and
Age 47                                   Vice             the Underwriter from 1993 to 1995.
717 Seventeenth Street                   President
Denver, Colorado 80202

Jane M. Wyatt, 41                        Executive        Chief Investment  Officer (since 1993) and portfolio manager
90 South Seventh Street                  Vice             of VFM;  Director  of VFM and the  Underwriter  since  1993;
Suite 4400                               President        previously,  Executive  Vice  President  of VFM from 1992 to
Minneapolis, Minnesota 55402                              1993 and Vice President of VFM from 1989 to 1992.


Steven Eldredge, 40                      Vice             Senior  Tax-Exempt  Portfolio  Manager  of VFM  since  1995;
90 South Seventh Street                  President        previously,  portfolio  manager for ABT Mutual  Funds,  Palm
Suite 4400                                                Beach, Florida from 1989 to 1995.
Minneapolis, Minnesota 55402


Elizabeth H. Howell, 34                  Vice             Senior Tax-Exempt Portfolio Manager of VFM.
90 South Seventh Street                  President
Suite 4400
Minneapolis, Minnesota 55402

James C. King,  55                       Vice             Senior   Equity   Portfolio   Manager  of  VFM  since  1993;
90 South Seventh Street                  President        previously,  Director of VFM and the Suite 4400  Underwriter
Minneapolis, Minnesota 55402                              from 1993 through 1995.

Kenneth R. Larsen, 33                    Treasurer        Treasurer of VFM and the Underwriter;  previously, Director,
90 South Seventh Street                                   Secretary and Treasurer of VFM and the Underwriter from 1993
Suite 4400                                                to 1995.
Minneapolis, Minnesota 55402


Thomas J. Abood, 32                      Secretary        Senior  Vice  President  and  General  Counsel of  Dougherty
90 South Seventh Street                                   Financial  Group,  Inc.  (since 1995) the indirect parent of
Suite 4400                                                the Adviser;  Senior Vice President (since 1995) of VFM, the
Minneapolis, Minnesota 55402                              Underwriter and Voyageur Companies,  Inc.; previously,  Vice
                                                          President of VFM and Voyageur  Companies,  Inc. from 1994 to
                                                          1995; associated with the law firm of Skadden,  Arps, Slate,
                                                          Meagher & Flom, Chicago, Illinois from 1988 to 1994.


     The Fund does not compensate its officers. Each director or trustee (who is not an employee of Voyageur or any of its affiliates) will receive a total annual fee of $26,000 for serving as a director or trustee for each of the open-end and closed-end investment companies (the "Fund Complex") for which Voyageur acts as investment adviser, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series or fund in the Fund Complex based on the relative average net asset value of each series or fund. Currently the Fund Complex consists of 10 open-end investment companies comprising 33 series or funds and 6 closed-end investment companies. In addition, each director or trustee who is not an employee of Voyageur or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings. The following table sets forth the aggregate compensation received by each director from the Fund Complex during the calendar year ended December 31, 1995. As of the date of this Statement of Additional Information, the Fund had not paid any compensation to directors.

DIRECTOR                               TOTAL COMPENSATION FROM FUND COMPLEX
--------                               ------------------------------------
Clarence G. Frame                                    $24,500
Richard F. McNamara                                  $24,500
Thomas F. Madison                                    $24,500
James W. Nelson                                      $24,500
Robert J. Odegard                                    $24,500

                     THE INVESTMENT ADVISER AND UNDERWRITER

     Voyageur Fund Managers, Inc., a Minnesota corporation ( "Voyageur"), has been retained under an investment advisory agreement (the "Advisory Agreement") to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. Certain key employees of DFG and its subsidiaries and an employee benefit plan benefitting the employees of such companies have been offered the opportunity to purchase voting common shares of DFG through stock options granted with respect thereto, with the shareholdings of Pohlad Companies and Mr. Dougherty each to be diluted proportionately by any such purchases. Following any such purchases, Mr. Dougherty and Pohlad Companies would each continue to own greater than 25% of the outstanding voting common shares of DFG, and no other person or entity would own greater than 25% of such shares. The principal executive offices of Voyageur are located at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota, 55402.


     Voyageur Fund Distributors, Inc. (the "Underwriter") is the principal distributor of the Fund's shares. With regard to the Underwriter, Mr. Frank Tonnemaker is the President and a director, Mr. Taft and Ms. Wyatt are each Executive Vice Presidents and directors, Mr. Abood is Senior Vice President and Mr. Larsen is Treasurer.


INVESTMENT ADVISORY AGREEMENT

     The Fund does not maintain its own research department. The Fund has contracted with Voyageur for investment advice and management. Pursuant to an Investment Advisory Agreement, Voyageur has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objective and investment policies and restrictions of the Fund and subject to the supervision of the Fund's Board of Directors. Voyageur also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Voyageur has agreed to arrange for officers and employees of Voyageur to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.


     As compensation for Voyageur's services, the Fund is obligated to pay to Voyageur a monthly investment advisory and management fee equivalent on an annual basis to .50 of 1% of its average daily net assets, respectively. The fee is based on the average daily value of the Fund's net assets at the close of each business day. During the six-months ended March 31, 1996, the fiscal year ended September 30, 1995, the three-month fiscal period ended September 30, 1994 and the fiscal year ended June 30, 1994, the Fund's predecessor paid advisory and management fees of $57,966 (less $9,747 reimbursed), $99,309 (less $63,096 reimbursed), $26,011 and $111,126 (less $14,541 reimbursed), respectively.


     The Investment Advisory Agreement continues from year to year only if approved annually (a) by the Fund's Board or by vote of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of board members of the Fund who are not parties to such Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Investment Advisory Agreement also provides that amendments to the Agreement may be affected if approved by the Board (including a majority of the directors who are not interested persons of Voyageur or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Board of Directors (unless the 1940 Act otherwise requires shareholder approval).

ADMINISTRATIVE SERVICES AGREEMENT

     Voyageur also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, Voyageur provides the Fund all dividend disbursing, transfer agency, administrative and accounting services required by the Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of the Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively, (iii) upon the Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash,
(iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request, (vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of the Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as the Fund and Voyageur may from time to time agree upon. Pursuant to the Administrative Services Agreement, Voyageur also provides such regulatory, reporting and compliance related services and tasks as the Fund may reasonably request.

     As compensation for these services, the Fund pays Voyageur a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (i) $1.33 per shareholder account per month, (ii) $1,000 per month if the Fund's average daily net assets do not exceed $50 million, $1,250 per month if the Fund's average daily net assets are greater than $50 million but do not exceed $100 million, and $1,500 per month if the Fund's average daily net assets exceed $100 million, and (iii) 0.11% per annum of the first $50 million of the Fund's average daily net assets, 0.06% per annum of the next $100 million of the Fund's average daily net assets, 0.035% per annum of the next $250 million of the Fund's average daily net assets, 0.03% per annum of the next $300 million of the Fund's average daily net assets and 0.02% per annum of the Fund's average daily net assets in excess of $700 million. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreements, the Fund's net assets equal its total assets minus its total liabilities. The Fund also reimburses Voyageur for its out-of-pocket expenses in connection with Voyageur's provision of services under the Fund's Administrative Services Agreement.

     The Administrative Services Agreement is renewable from year to year if the directors approve it in the same way they approve the Investment Advisory Agreement. The Administrative Services Agreement can be terminated by either party on 60 days' notice to the other party and the Agreement terminates automatically upon its assignment. The Administrative Services Agreement also provides that amendments to the Agreement may be effected if approved by the Board (including a majority of the board members who are not interested persons of Voyageur or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Board (unless the 1940 Act otherwise requires shareholder approval thereof).

EXPENSES OF THE FUND

     Voyageur is contractually obligated to pay the operating expenses of the Fund (excluding interest, taxes, brokerage fees and commissions and Rule 12b-1 fees, if any) which exceed 1% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee, and the dividend disbursing, administrative and accounting services fee. In addition, Voyageur reserves the right to voluntarily waive its fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. Any such waiver or absorption, however, is in Voyageur's sole discretion and may be lifted or reinstated at any time.

     All costs and expenses (other than those specifically referred to as being borne by Voyageur or the Underwriter) incurred in the operation of the Fund are borne by the Fund. These expenses include, among others, fees of the Board members who are not employees of Voyageur or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity bond and other coverage and expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Underwriter under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of the Fund's custodian, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.

RULE 12B-1 PLAN OF DISTRIBUTION; DISTRIBUTION AGREEMENT

     The Fund has adopted a Plan of Distribution (the "Plan") relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by a Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.

     Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

          (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

          (2) that any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to its plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and

          (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of a Fund.

     Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1 (c) provides that the Fund may rely upon Rule 12b-1 only if the selection and nomination of that Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

     The Fund has entered into a Distribution Agreement with the Underwriter, pursuant to which the Underwriter acts as the principal underwriter of the Fund's shares. The Distribution Agreement and Plan provide that the Underwriter agrees to provide, and shall pay costs which it incurs in connection with providing, administrative or accounting services to shareholders of the Fund (such costs are referred to as "Shareholder Servicing Expenses") and that the Underwriter shall also pay all costs of distributing the shares of the Fund ("Distribution Expenses"). Shareholder Servicing Expenses include all expenses of the Underwriter incurred in connection with providing administrative or accounting services to shareholders of the Fund, including, but not limited to, an allocation of the Underwriter's overhead and payments made to persons, including employees of the Underwriter, who respond to inquiries of shareholders regarding their ownership of Fund shares, or who provide other administrative or accounting services not otherwise required to be provided by the Fund's investment adviser or dividend disbursing, transfer, administrative and accounting services agent. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of the Underwriter and to other broker-dealers and participating financial institutions; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Underwriter's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses.


     Pursuant to the provisions of the Distribution Agreement, the Underwriter is entitled to receive a total fee each quarter at an annual rate of .25% of the average daily net assets attributable to the Fund's Class A shares, 1.00% of the average daily net assets attributable to the Fund's Class B shares and 1.00% of the average daily net assets attributable to the Fund's Class C shares to pay distribution expenses. As determined from time to time by the Board, a portion of such fees shall be designated as a "shareholder servicing fee" and a portion shall be designated as a "distribution fee." The Board has determined that all of the fee payable with respect to Class A shares shall be designated a shareholder servicing fee. With respect to fees payable with respect to Class B shares and Class C shares, that portion of the fee equal to .25% of average daily net assets attributable to each of the Fund's Class B shares and Class C shares is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to each of the Fund's Class B shares and Class C shares is designated a distribution fee. Amounts payable to the Underwriter under the Distribution Agreement may exceed or be less than the Underwriter's actual distribution expenses and shareholder servicing expenses. In the event such distribution expenses and shareholder servicing expenses exceed amounts payable to the Underwriter under the Plan, the Underwriter shall not be entitled to reimbursement by the Fund. In addition to being paid shareholder servicing and distribution fees, the Underwriter also receives for its services the sales charge on sales of Fund shares set forth in the Prospectus. For the six months ended March 31, 1996 and the fiscal year ended September 30, 1995, the Fund's predecessor Distributors earned distribution fees of $1,745 and $1,894, respectively.


     The Fund's Distribution Agreement is renewable from year to year if the Fund's Board approves the Agreement and the Fund's Plan. The Fund or the Underwriter can terminate its Distribution Agreement on 60 days' notice to the other party, and the Distribution Agreement terminates automatically upon its assignment. In the Fund's Distribution Agreement, the Underwriter agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by the Underwriter only from persons affiliated with the Fund but not the Underwriter.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     As the Fund's portfolio is composed exclusively of debt, rather than equity securities, most portfolio transactions are effected with dealers without the payment of brokerage commissions, but rather at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Fund, Voyageur seeks the most favorable net price consistent with the best execution. However, frequently, Voyageur selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of Voyageur to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

     Decisions with respect to placement of the Fund's portfolio transactions are made by Voyageur. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Voyageur. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Voyageur to supplement its own investment research activities and enables Voyageur to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Voyageur,
Voyageur receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.

     Voyageur has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services provided Voyageur, except as noted below. However, Voyageur does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide Voyageur with research services which Voyageur anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. In the event any transactions are executed on an agency basis, Voyageur will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Voyageur determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Voyageur's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Fund executes any transactions on an agency basis, it will generally pay higher than the lowest commission rates available.

     The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Voyageur, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. In determining the commissions to be paid to a broker-dealer affiliated with Voyageur, it is the policy of the Fund that such commissions will, in the judgment of Voyageur, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

     Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Fund may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of Directors, particularly those Board members who are not interested persons of the Fund.


     Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Fund's directors may determine, Voyageur may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.


OTHER INFORMATION

     CONVERSION OF CLASS B SHARES. In addition to information regarding conversion set forth in the Prospectus, the conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

     SIGNATURE GUARANTY. In addition to information regarding redemption of shares and signature guaranty set forth in the Prospectus, a signature guaranty will be required when redemption proceeds: (1) exceed $50,000 (unless it is being wired to a pre-authorized bank account, in which case a guarantee is not required), (2) are to be paid to someone other than the registered shareholder or (3) are to be mailed to an address other than the address of record or wired to an account other than the pre-authorized bank or brokerage account. On joint account redemptions of the type previously listed, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact your investment executive for instructions as to what institutions constitute eligible signature guarantors.

     VALUATION OF PORTFOLIO SECURITIES. Generally, trading in certain securities such as tax-exempt securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by Voyageur in accordance with procedures adopted by the Board of Directors.

     BANK PURCHASES. Banks, acting as agents for their customers and not for the Fund or the Underwriter, from time to time may purchase Fund shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of any Fund's shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Fund. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

                                      TAXES

     Under the Internal Revenue Code of 1986, as amended (the "Code"), all or a portion of the interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by a shareholder. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

     The Fund's present policy is to designate exempt-interest dividends at each daily distribution of net interest income. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

     An exchange of shares in one Voyageur fund for shares in another fund pursuant to exercise of the Exchange Privilege is considered to be a sale of the shares for federal tax purposes that may result in a taxable gain or loss. If a shareholder incurs a sales charge in acquiring shares and then, after holding those shares not more than 90 days, exchanges them pursuant to the Exchange Privilege for shares of another Voyageur fund, the shareholder may not take into account the initial sales charge (to the extent that the otherwise applicable sales charge on the later-acquired shares is reduced) for purposes of determining the shareholder's gain or loss on the exchange of the first held shares. To the extent that the sales charge is disregarded upon the exchange of the first shares, however, it may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     The Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the taxable amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund must declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long- and short-term capital gain) for the 12-month period ending on October 31 of such year. For purposes of the excise tax, any income on which the Fund has paid corporate-level tax is considered to have been distributed. The Fund intends to make sufficient distributions each year to avoid the payment of the excise tax.

     Under a special provision of the Revenue Reconciliation Act of 1993, all or a portion of the gain that the Fund realizes on the sale of a Tax-Exempt
Obligation that it purchased at a market discount may have to be treated as ordinary income rather than capital gain.

     For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

     For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings for purposes of determining the federal corporate AMT and the environmental tax imposed on corporations by Section 59A of the Code. Liability for AMT will depend on each shareholder's individual tax situation.

     The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax-exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax-exemption for tax-exempt bonds held by the Fund. The Funds will avoid investment in bonds which, in the opinion of the investment adviser, pose a material risk of the loss of tax-exemption. Further, if a bond in the Fund's portfolio lost its exempt status, the Fund would make every effort to dispose of such investment on terms that are not detrimental to the Fund.

     The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which the Fund may purchase options. To the extent the Fund engages in short-term trading and enters into options transactions, the likelihood of violating this 30% requirement is increased.

     Gain or loss on options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of options held at the end of the Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of such options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."

     NEW YORK TAXATION. The portion of exempt-interest dividends that is derived from interest income on New York Tax-Exempt Bonds is excluded from the New York State and New York City gross income of individuals, estates and trusts. The remaining portion of such dividends, and dividends that are not exempt-interest dividends, are included in the New York State and New York City gross income of individuals, estates and trusts. Exempt-interest dividends are not excluded from the New York State and New York City gross income of corporations and banks, and dividends from the Fund will not qualify for the New York State or New York City dividends-received deduction for corporations and banks.

                             SPECIAL PURCHASE PLANS

     AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares may be purchased through a pre-authorized automatic investment plan. Such pre-authorized investments (at least $100) may be used to purchase shares of the Fund at the public offering price next determined after the Fund receives the investment (normally the 20th of each month, or the next business day thereafter). Further information is available from the Underwriter.

     COMBINED PURCHASE PRIVILEGE. The following persons (or groups of persons) may qualify for reductions from the front end sales charge ("FESC") schedule for Class A shares set forth in the Fund's prospectus by combining purchases of any class of shares of any one or more of the Voyageur funds which bears a FESC (and, in certain circumstances, purchases of FESC shares of certain other open-end investment companies) if the combined purchase of all such funds totals at least $50,000.

          (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act;

          (ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

          (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under
     Section 401 of the Code;

          (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;

          (v) employee benefit plans of a single employer or of affiliated employers; (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

     CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

          (i) the amount of the current purchase; and

          (ii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur Funds which has a FESC owned by the investor; and

          (iii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur Funds which has a FESC owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

     To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount.

     LETTER OF INTENTION. Investors may also obtain the reduced front end sales charges shown in the Fund's prospectus by means of a written Letter of Intention, which expresses the investor's intention to invest not less than $50,000 (including certain "credits," as described below) within a period of 13 months in any one or more of the Voyageur funds which has a FESC. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

     If, for example, on the date an investor signs a Letter of Intention to invest at least $50,000 as set forth above and the investor and the investor's spouse and children under age 21 have previously invested $20,000 in shares which are still held by such persons, it will only be necessary to invest a total of $30,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges applicable to investments of $50,000. The cumulative purchase would have to total at least $50,000 to qualify for a reduced sales charge for the Fund.

     The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

     Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the authorization form attached to the Prospectus.

     Shares of other open-end investment companies bearing a FESC will be included with Voyageur Fund shares bearing a FESC in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention only if such shares are owned by customers of dealers that Voyageur or the Underwriter has engaged to provide administration or accounting services to Fund omnibus accounts in connection with the offering of the Fund as part of such other investment companies' family of funds. Additionally, the maximum reduction of the Fund's FESC that may result from the inclusion of shares of such other investment companies in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention shall be a reduction to the front-end sales charge applicable to purchases of $500,000 but less than $1,000,000 (as set forth in the sales charge table in the Prospectus).

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the net asset value of Fund shares is summarized in the Prospectus in "Determination of Net Asset Value." The public offering price of Class A shares is the net asset value of Fund shares plus the applicable front end sales charge, if any. The maximum front end sales charge is 3.90% of the net asset value. The public offering price of Class B and Class C shares is the net asset value of Fund shares.


     Effective with the close of business on November 15, 1996, the Fund acquired the assets and assumed all identified liabilities of Fortis Fund, in a tax-free exchange by issuing new shares. The Fund offers three classes of shares
- Class A, B and C; prior to the acquisition Fortis Fund offered five classes of shares. In the acquisition, Fortis Fund Class E shareholders received Class A Fund shares and Fortis Fund Class H shareholders received Class B Fund Shares. The Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented below for the Fund represents the financial history of Fortis Fund.

     On March 31, 1996, the net asset value per share was calculated as follows:


Class A
         NET ASSETS ($58,207)
         --------------------
         Shares Outstanding (5,409)                  =                 Net Asset Value Per Share ($10.76)

Class B
         NET ASSETS ($204,815)
         ---------------------
         Shares Outstanding (19,083)                 =                 Net Asset Value Per share ($10.73)

Class C
         NET ASSETS ($51,584)
         --------------------
         Shares Outstanding (4,803)                  =                 Net Asset Value Per Share ($10.74)

Class E
         NET ASSETS ($11,236,171)
         ------------------------
         Shares Outstanding (1,044,019)              =                 Net Asset Value Per Share ($10.76)

Class H
         NET ASSETS ($88,513)
         --------------------
         Shares Outstanding (8,259)                  =                 Net Asset Value Per Share ($10.72)

     On March 31, 1996, the public offering price per share was calculated as follows:

Class A
         Maximum Public Offering Price               =                 $10.76
                                                                       -------
                                                                       (1-4.5%)         =         $11.27
Class E
         Maximum Public Offering Price               =                 $10.76
                                                                       -------
                                                                       (1-4.5%)         =         $11.27

     The public offering price per share for the Class B, Class C and Class H shares was equal to such shares' net asset value.

                         CALCULATION OF PERFORMANCE DATA

     Advertisements  and  other  sales  literature  for the  Fund  may  refer to
"yield," "taxable equivalent yield," "average annual total return" and "cumulative total return." Yield, taxable equivalent yield, average annual total return and cumulative total return are calculated as follows.


     Performance data provided of the Fund is that of the Fortis Fund as of March 31, 1996.


 YIELD

     Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                   6
               YIELD = 2[(a-b) + 1) -1]
                         ----
                          cd

Where:    a    = dividends and interest earned during the period;
          b    = expenses accrued for the period (net of reimbursements);
          c    = the  average  daily  number of shares  outstanding  during  the period that were entitled to receive dividends; and
          d    = the  maximum  offering  price  per share on the last day of the period.


     The 30-day yield as of March 31, 1996 was 4.75% (4.59% without voluntary waivers) for Class A, 4.21% (4.05% without voluntary waivers) for Class B, 4.21% (4.05% without voluntary waivers) for Class C, 5.00% (4.83 without voluntary waivers) for Class E, and 4.21% (4.05% without voluntary waivers) for Class H.


TAXABLE EQUIVALENT YIELD

     Taxable equivalent yield is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by one minus a stated marginal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The taxable equivalent yield is based on current Federal marginal income tax rates for a single taxpayer. The marginal rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers.


     The tax equivalent yield as of March 31, 1996, assuming a combined New York/Federal tax rate of 43.9%, was 8.47% for Class A, 7.50% for Class B, 7.50% for Class C, 8.91% for Class E and 7.50% for Class H. The tax equivalent yield for investors subject to the New York personal income tax as of March 31, 1996, assuming a combined Federal, New York and local rate of 45.96%, was 8.79% for Class A, 7.79% for Class B, 7.79% for Class C, 9.25% for Class E and 7.79% for Class H.


     The following tables show the yield that taxable investments would have to earn to equal tax-exempt income earned by an investment in the Fund. The tax-exempt yields shown are for illustrative purposes only and are not indicative of the Fund's yield.

                                        STATE OF NEW YORK
                                        -----------------
                                                                                  TAX-EXEMPT YIELDS
                                                   APPROXIMATE                    -----------------
                                                    COMBINED         4.00%     5.00%     6.00%     7.00%      8.00%
       FEDERAL TAXABLE INCOME BRACKET              FEDERAL AND
     JOINT RETURNS          SINGLE RETURNS       STATE TAX RATE               TAXABLE EQUIVALENT YIELDS
     -------------          --------------       --------------               -------------------------
           $0-$38,000             $0-$22,750          19.25%         4.95%     6.19%     7.43%     8.67%      9.91%
         $38,000-$91,850     $22,750-$55,100          33.13%         5.98%     7.48%     8.97%    10.47%     11.96%
         $91,850-$140,000   $55,100-$115,000          35.92%         6.24%     7.80%     9.36%    10.92%     12.48%
         $140,000-$250,000 $115,000-$250,000          40.56%         6.73%     8.41%    10.09%    11.78%     13.46%
         Over $250,000         Over $250,000          43.90%         7.13%     8.91%    10.70%    12.48%     14.26%

                                        CITY OF NEW YORK
                                        ----------------

                                                APPROXIMATE                      TAX-EXEMPT YIELDS
                                                 COMBINED                        -----------------
                                               FEDERAL, STATE        4.00%     5.00%     6.00%     7.00%      8.00%
       FEDERAL TAXABLE INCOME BRACKET             AND LOCAL
    JOINT RETURNS            SINGLE RETURNS       TAX RATE                    TAXABLE EQUIVALENT YIELDS
    -------------            --------------       --------                    -------------------------
            0-$40,100              0-$24,000          21.72%         5.11%     6.39%     7.66%     8.94%     10.22%
      $40,100-$96,900        $24,000-$58,150          35.36%         6.19%     7.74%     9.28%    10.83%     12.38%
     $96,900-$147,700       $58,150-$121,300          38.26%         6.48%     8.10%     9.72%    11.34%     12.96%
    $147,700-$263,750      $121,300-$263,750          42.74%         6.99%     8.73%    10.48%    12.22%     13.97%
        Over $263,750          Over $263,750          45.96%         7.40%     9.25%    11.10%    12.95%     14.80%

The tax rates shown above are based on federal and New York tax rates in effect in 1996. (In the case of New York State and New York City rates, certain brackets with different tax rates have been combined, and the tax rates applicable to those brackets have been averaged, in order to simplify the tables.) The combined tax rates assume that state and local income taxes paid are deducted in calculating federal taxable income. The tables do not reflect the federal and state rules for the phase-out of personal exemptions and deductions. For years after 1996, the federal and New York tax bracket amounts will be adjusted for inflation. If these scheduled changes take effect, they will result in slightly different taxable equivalent yields for 1997 and later years from those shown in the tables.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     n
               P(1+T)   =  ERV

Where:    P    = a hypothetical initial payment of $1,000;
          T    = average annual total return;
          n    = number of years;  and
          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.


     The following table sets for the average annual total return for the Fund for the periods indicated and ended March 31, 1996:


                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                   ---------------------------
                                                                                           SINCE
                                                           1 YEAR           5 YEAR       INCEPTION
                                                           ------           ------       ---------
Class A(1) (inception date 11/14/94)                        0.53%            N/A          5.14%
Class B(2) (inception date 11/14/94)                        4.38%            N/A          7.60%
Class C(3) (inception date 11/14/94)                        4.47%            N/A          7.66%
Class E(1) (inception date 11/6/87)                         0.75%            6.39%        7.24%
Class H(2) (inception date 11/14/94)                        3.90%            N/A          7.25%


1    Class A and E subject to maximum sales charge of 4.5%.
2 Class B and H subject to CDSC of 4% (with a waiver of 10% of the amount invested) if redeemed within two years of purchase.
3    Class C has a CDSC of 1% if redeemed within one year of purchase.

CUMULATIVE TOTAL RETURN

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                (ERV-P)
          CRT = (-----)  100
                (  P  )

Where:    CTR  = Cumulative total return
          ERV  =  ending  redeemable  value  at  the  end  of  the  period  of a hypothetical $1,000 payment made at the beginning of such period; and
          P    = initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.


     The cumulative total return from inception to March 31, 1996, for Class A, Class B, Class C, Class E and Class H shares was 7.17%, 10.64%, 10.73%, 79.93% and 10.15%, respectively.


                          MONTHLY CASH WITHDRAWAL PLAN

     Any investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of the Fund at net asset value or distributed in cash. Shares in a Withdrawal Plan account are then redeemed to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of Class B and Class C shares (or to redemptions of Class A shares in connection with initial purchases of $1,000,000 or more which were not subject to a FESC). Redemptions for the purpose of withdrawal are made on the 25th of the month (or on the preceding business day if the 25th falls on a weekend or is a holiday) at that day's closing net asset value and checks are mailed on the next business day. Payments will be made to the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional Class A shares of the Fund would normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain a plan for the accumulation of Class A shares of the Fund (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering Withdrawal Plans is borne by the Fund as an expense of all shareholders. The Fund or the Underwriter may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

     Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

                             ADDITIONAL INFORMATION

     Organizational costs in connection with start-up and initial registration will be amortized over 60 months on a straight-line basis. If Voyageur redeems any or all of its shares of the Fund prior to the end of the Fund's 60-month amortization period, the redemption proceeds will be reduced by its pro rata portion of such Fund's unamortized organizational costs. If the Fund liquidates prior to the date such costs are fully amortized, Voyageur will bear all unamortized organizational costs of the Fund.

CUSTODIAN; COUNSEL; INDEPENDENT AUDITORS

     Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis,
Minnesota  55479,   acts  as  custodian  of  the  Fund's  assets  and  portfolio securities.

     Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as counsel for the Fund.

     KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as independent auditors for the Fund.

LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each director owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of directors (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the directors derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of the Fund's directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

SHAREHOLDER MEETINGS

     The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for amendments to investment advisory contracts and Rule 12b-1 distribution plans.


FINANCIAL INFORMATION

     The audited Financial Statements and accompanying report of independent accountants for the Fund for the fiscal year ended September 30, 1995 and the unaudited financial statements for the period ended March 31, 1996 are incorporated herein by reference from the annual and semi-annual reports of the Fund for such periods as filed with the Securities and Exchange Commission. No other portion of the annual report is so incorporated. Please call (800)553-2143 to obtain a copy of the most recent annual and semi-annual reports of the Fund at no charge. Effective with the close of business on November 15, 1996, the Fund acquired the assets and assumed all identified liabilities of the Fortis Fund, in a tax-free exchange by issuing new shares. The Fund offers three classes of shares - Class A, B and C; prior to the acquisition Fortis Fund offered five classes of shares. In the acquisition, Fortis Fund Class E shareholders received Class A Fund shares and Fortis Fund Class H shareholders received Class B Fund Shares. The Fund had no assets or liabilities prior to the acquisition. Consequently, the information incorporated by reference hereby represents the financial history of Fortis Fund.


                                   APPENDIX A
                          DESCRIPTIONS OF BOND RATINGS

     Description of Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") ratings: S&P'S RATINGS FOR MUNICIPAL BONDS

     An S&P municipal bond rating is a current assessment of the creditworthiness of an object with respect to a specific obligation. S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                      AAA

     AAA is the highest rating assigned by S&P. An issuer's capacity to pay interest and repay the principal is extremely strong.

                                       AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

                                        A

     Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                       BBB

     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                    BB and B

     Debt rated BB and B (as well as debt rated CCC, C and C) is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation within this category, B represents a somewhat higher degree of speculation and C represents the highest degree of speculation of these ratings.

     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal repayments.

     Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

S&P RATINGS FOR MUNICIPAL NOTES

                                      SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

MOODY'S RATINGS FOR MUNICIPAL BONDS

     Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                                      Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

     Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

MOODY'S RATINGS FOR MUNICIPAL NOTES

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG, may also be assigned an issue having a demand feature. The municipal obligations bearing the designation MIG 1/VMIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. The municipal obligations bearing the designation are ample although not so large as in the preceding group.

                             Description of S&P A-1+
                                       and
                          A-1 Commercial Paper Ratings

     The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must possess overwhelming safety characteristics regarding timely payment. Commercial paper rated A-1 must have a degree of safety that is either overwhelming or very strong.

                                 Description of
                     Moody's Prime-1 Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B
                        GENERAL CHARACTERISTICS AND RISKS
                             OF OPTIONS AND FUTURES

     GENERAL. As described in the Prospectus under "Investment Objectives and Policies --Options and Futures," each Fund may purchase and sell options on the securities in which it may invest and certain Funds may purchase and sell options on futures contracts (as defined below) and may purchase and sell futures contracts. The Funds intend to engage in such transactions if it appears advantageous to Voyageur to do so in order to pursue the Funds' investment objectives, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets. The Funds will engage in hedging and risk management transactions from time to time in Voyageur's discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Funds occur.

     Conditions in the securities, futures and options markets will determine whether and in what circumstances the Funds will employ any of the techniques or strategies described below. The Funds' ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Funds do not intend to engage in such practices to a significant extent.

     The use of futures and options, and the possible benefits and attendant risks, are discussed below.

     FUTURES CONTRACTS AND RELATED OPTIONS. Certain Funds may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which certain Funds may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. certain Funds may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. Certain Funds would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

     Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. Certain Funds' ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although certain Funds generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, certain Funds would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. Idaho Fund would be required to maintain initial margin deposits with respect to the futures contract and to make variation margin payments until the contract is closed. Certain Funds will incur brokerage fees when it purchases or sells futures contracts.

     At the time a futures contract is purchased or sold, certain Funds must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts certain Funds may purchase or sell may range from approximately 3% to approximately 15% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, certain Funds may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, certain Funds will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

     There may be an imperfect correlation between movements in prices of the futures contract certain Funds purchase or sell and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts purchased or sold by Idaho Fund in a hedging transaction, even if Voyageur correctly forecasts market trends certain Funds' hedging strategy may not be successful. If this should occur, certain Funds could lose money on the futures contracts and also on the value of its portfolio securities.

     Although certain Funds believe that the use of futures contracts and options thereon will benefit it, if Voyageur's judgment about the general direction of securities prices or interest rates is incorrect, certain Funds' overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if certain Funds seek to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, certain Funds will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, certain Funds may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

     OPTIONS ON SECURITIES. Each Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Funds may write call options only if the call option is "covered." A call option written by a Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Funds may write put options only if the put option is "secured." A put option written by a Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing
Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     Each Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     Each Fund may purchase and sell options that are exchange-traded or that are traded over-the counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when a Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     Although each Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Funds' ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Funds may be unable to liquidate an OTC option. In the case of options written by the Funds, the inability to enter into a closing purchase transaction may result in material losses to the Funds.

     REGULATORY RESTRICTIONS. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Funds will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Funds' ability to invest in intermediate- and long-term Tax-Exempt Obligations.

     The Funds intend to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or
(b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Funds currently do not intend to engage in transactions in futures contracts or options thereon for speculation.

     ACCOUNTING CONSIDERATIONS. When either Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When either Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

     In the case of a regulated futures contract purchased or sold by certain Funds. an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset subsequently is adjusted to reflected changes in the amount of the deposit as well as changes in the value of the contract.
                                     PART C

                           VOYAGEUR MUTUAL FUNDS, INC.
                        (VOYAGEUR NEW YORK TAX FREE FUND)

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS:
     Included in Part A:
     1.   Fees and Expenses
     2.   Financial Highlights
     Included in Part B: None

(b)  EXHIBITS
     1. Articles of Incorporation of Voyageur Mutual Funds, Inc., dated April 14, 1993, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, on April 30, 1996, File Nos. 33-63238 and 811-7742
          respectively, and incorporated herein by reference.
     1.2  Certificate  of  Designation  of Series J, filed as an Exhibit hereto.
     2. Bylaws of Voyageur Mutual Funds, Inc as amended by the Board of Directors on May 14, 1996, filed as an Exhibit to Form N-14 filed on August 27, 1996, File Nos. 33-63238 and 811-7742, respectively, and incorporated herein by reference.
     3.   Voting Trust Agreement. Not Applicable
     4. Specimen Security for company incorporated under the laws of the State of Minnesota, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, on April 30, 1996, File Nos. 33-63238 and 811-7742, respectively, and incorporated herein by reference.
     5. Investment Advisory Agreement, filed as an Exhibit to Post Effective Amendment Nos. 14 and 15 to Form N-1A, on November 12, 1996, File Nos. 33-63238 and 811-7742, respectively, and incorporated herein by reference
     6.1  Distribution Agreement, filed as an Exhibit hereto.
     6.2 Form of Dealer Sales Agreement, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, on April 30, 1996, File Nos. 33-63238 and 811-7742, respectively, and incorporated herein by reference.
     6.3 Form of Bank Agreement, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, on April 30, 1996, File Nos. 33-63238 and 811-7742, respectively, and incorporated herein by reference.
     7.   Bonus, Profit Sharing, or Pension Plans. None.
     8. Custodian Agreement filed as an Exhibit to Post Effective Amendment Nos. 14 and 15 to Form N-1A, on November 12, 1996, File Nos. 33-63238 and 811-7742 respectively, and incorporated herein by reference
     9. Administrative Services Agreement dated October 27, 1994, filed as an Exhibit to Post Effective Amendment Nos. 14 and 15 to Form N-1A, on November 12, 1996, File Nos. 33- 63238 and 811-7742 respectively, and incorporated herein by reference
     10. Opinion and Consent of Dorsey & Whitney, filed as an Exhibit to Pre-Effective Amendment No. 1 to Form N-1A on August 27, 1993, File No. 33-63238, and incorporated herein by reference.
     10.1 Opinion and Consent of Dorsey & Whitney LLP, with respect to the registration of Voyageur New York Tax Free Fund, Series J, Classes A, B, and C shares, filed as an Exhibit hereto.
     11.  Consent of KPMG Peat Marwick, filed as an Exhibit hereto.
     12.  All Financial Statements Omitted from Item 23. Not Applicable.
     13. Letter of Investment Intent, filed as an Exhibit to Pre-Effective Amendment No. 1 to Form N-1A on August 27, 1993, File No 33-63238, respectively, and incorporated herein by reference.
     14.  Copy of prototype defined contribution plan. Not Applicable.
     15. Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed as an Exhibit to Post Effective Amendment Nos. 14 and 15 to Form N-1A, on November 12, 1996, File Nos. 33-63238 and 811-7742,
          respectively, and incorporated herein by reference
     16.  Schedule for Computation of Performance Data. Not Applicable.
     17.1 Power of Attorney, dated January 24, 1995, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, File Nos. 33-63238 and 811-7742, respectively, and incorporated herein by reference.
     18. Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, File Nos. 33-63238 and 811-7742, respectively, and incorporated herein by reference.

     ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Voyageur serves as investment manager to the following closed-end and open-end management investment companies:

          CLOSED-END INVESTMENT COMPANIES
          Voyageur Arizona Municipal Income Fund, Inc.
          Voyageur Colorado Insured Municipal Income Fund, Inc.
          Voyageur Florida Insured Municipal Income Fund
          Voyageur Minnesota Municipal Income Fund, Inc.
          Voyageur Minnesota Municipal Income Fund  II, Inc.
          Voyageur Minnesota Municipal Income Fund  III, Inc.

          OPEN-END INVESTMENT COMPANIES AND SERIES THEREOF
          Voyageur Funds, Inc.
               Voyageur U.S. Government Securities Fund
               VFI Short Duration Portfolio
               VFI Intermediate Duration Portfolio
               VFI Core Portfolio
          Voyageur Insured Funds, Inc.
               Voyageur Minnesota Insured Fund
               Voyageur Arizona Insured Tax Free Fund
               Voyageur National Insured Tax Free Fund
               Voyageur Colorado Insured Tax Free Fund
          Voyageur Intermediate Tax Free Funds, Inc.
               Voyageur Minnesota Limited Term Tax Free Fund Voyageur National Limited Term Tax Free Fund Voyageur Arizona Limited Term Tax Free Fund Voyageur Colorado Limited Term Tax Free Fund Voyageur California Limited Term Tax Free Fund
          Voyageur Investment Trust
               Voyageur Florida Insured Tax Free Fund
               Voyageur California Insured Tax Free Fund
               Voyageur Kansas Tax Free Fund
               Voyageur Missouri Insured Tax Free Fund
               Voyageur New Mexico Tax Free Fund
               Voyageur Oregon Insured Tax Free Fund
               Voyageur Utah Tax Free Fund
               Voyageur Washington Insured Tax Free Fund
               Voyageur Florida Tax Free Fund
          Voyageur Investment Trust II
               Voyageur Florida Limited Term Tax Free Fund
          Voyageur Tax Free Funds, Inc.
               Voyageur Minnesota Tax Free Fund
               Voyageur North Dakota Tax Free Fund
          Voyageur Mutual Funds, Inc.
               Voyageur Iowa Tax Free Fund
               Voyageur Wisconsin Tax Free Fund
               Voyageur Idaho Tax Free Fund
               Voyageur Arizona Tax Free Fund
               Voyageur California Tax Free Fund
               Voyageur National Tax Free Fund
               Voyageur Minnesota High Yield Municipal Bond Fund Voyageur New York Tax Free Fund
               Voyageur National High Yield Municipal Bond Fund Voyageur Mutual Funds II, Inc.
               Voyageur Colorado Tax Free Fund
          Voyageur Mutual Funds III , Inc.
               Voyageur Growth Stock Fund
               Voyageur International Equity Fund
               Voyageur Aggressive Growth Fund
               Voyageur Growth and Income Fund
          VAM Institutional Funds, Inc.
               VAM Global Fixed Income Fund
               VAM Short Duration Government Agency Fund
               VAM Intermediate Duration Government Agency Fund VAM Government Mortgage Fund
               VAM Short Duration Total Return Fund
               VAM Intermediate Duration Total Return Fund
               VAM Intermediate Duration Municipal Fund

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

     As of November 15 , 1996, there were 541, 15, and 4 shareholders of the Fund's Class A shares, Class B shares, and Class C shares, respectively.

ITEM 27. INDEMNIFICATION

     The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

     The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director's eligibility to be indemnified.

     In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification has (a) not received indemnification for the same conduct from any other party or organization; (b) acted in good faith; (c) received no improper personal benefit; (d) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful; (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and
(I) of the Investment Company Act of 1940).

     If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under
Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The name and principal occupation(s) during the past two fiscal years of each director and the executive officers of the Adviser are set forth below. The business address of each is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.


NAME AND ADDRESS                POSITION WITH ADVISER           PRINCIPAL OCCUPATION(S)
----------------                ---------------------           -----------------------
Michael E. Dougherty            Chairman                        Chairman of the Board, President and Chief Executive Officer
                                                                of Dougherty  Financial Group,  Inc. ("DFG") and Chairman of
                                                                Voyageur,  the  Underwriter  and  Dougherty,  Dawkins,  Inc.
                                                                ("DDI").

John G. Taft                    Director and President          See  biographical  information in Part B of the Registration
                                                                Statement.

Jane M. Wyatt                   Director and Chief              See  biographical  information in Part B of the Registration
                                Investment OFficer              Statement.

Edward J. Kohler                Director and Executive          Director and  Executive  Vice  President of the Voyageur and
                                Vice President                  Director  of  the   Underwriter   since  1995;   previously,
                                                                President   and   Director  of  Piper   Capital   Management
                                                                Incorporated from 1985 to 1995.

Frank C. Tonnemaker             Director and Executive          Director  of  Voyageur  and  the  Underwriter   since  1993;
                                Vice President                  Executive  Vice  President  of  Voyageur  since  1994;  Vice
                                                                President of Voyageur from 1990 to 1994.

Thomas J. Abood                 Senior Vice President           See  biographical  information in Part B of the Registration
                                                                Statement.

Kenneth R. Larsen               Treasurer                       See  biographical  information in Part B of the Registration
                                                                Statement.

Steven B. Johansen              Secretary and Chief             Secretary of DFG, the  Underwriter  and DDI; Chief Financial
                                Financial Officer               Officer  of  DFG,  the   Underwriter  and  DDI  since  1995;
                                                                previously, Treasurer of DFG and DDI from 1990 to 1995.


     Information on the business of Registrant's Adviser is contained in the section of the Prospectus entitled "Management" and in the section of the Statement of Additional Information entitled "The Investment Adviser and Underwriter" filed as part of this Registration Statement.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Voyageur Fund Distributors, Inc., the underwriter of the Registrant's shares, is principal underwriter for the shares of Voyageur Tax Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Intermediate Tax Free Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc. and VAM Institutional Funds, Inc., affiliated open-end management investment companies.

     (b) The directors of the Underwriter are the same as the directors of the Adviser as set forth above in Item 28). The executive officers of the Underwriter and the positions of these individuals with respect to the

Registrant are:

                                   POSITIONS AND OFFICES                  POSITIONS AND OFFICES
NAME                                WITH UNDERWRITER                       WITH REGISTRANT
----                                ----------------                       ---------------
Michael E. Dougherty                Chairman                               None
Frank C. Tonnemaker                 President and Director                 None
John G. Taft                        Executive Vice President and           President
                                      Director
Edward J. Kohler                    Executive Vice President and           None
                                      Director
Jane M. Wyatt                       Executive Vice President and           Executive Vice President
                                      Director
Steven B. Johansen                  Secretary and Chief Financial          None
                                      Officer
Kenneth R. Larsen                   Treasurer                              Treasurer
Thomas J. Abood                     Senior Vice President                  Secretary

The address of each of the executive officers is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The custodian for Registrant is Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402. The dividend disbursing, administrative and accounting services agent of Registrant is Voyageur Fund Managers, Inc. The address of Voyageur Fund Managers, Inc. and the Registrant is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

ITEM 31. MANAGEMENT SERVICES

     Not applicable.

ITEM 32. UNDERTAKINGS

     (a) Not applicable.

     (b) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series, and such Annual Report will be furnished by the Registrant without charge.

                                   SIGNATURES

     As required by the Securities Act of 1933 and Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Minneapolis, and State of Minnesota on the 19th day of November, 1996.


                                        VOYAGEUR MUTUAL FUNDS, INC.

                                        By /S/ JOHN G. TAFT
                                           ---------------------------
                                               John G. Taft, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                    TITLE                       DATE

 /S/ JOHN G. TAFT          President
--------------------       (Principal                  November 19, 1996
John G. Taft               Executive Officer)

/S/ KENNETH R. LARSEN      Treasurer
---------------------      (Principal Financial        November 19, 1996
Kenneth R. Larsen          and Accounting Officer)

James W. Nelson*           Director

Clarence G. Frame*         Director

Robert J. Odegard*         Director

Richard F. McNamara*       Director

Thomas F. Madison*         Director

/S/ THOMAS J. ABOOD        Attorney-in-Fact            November 19, 1996
--------------------
    Thomas J. Abood
    (Pursuant to a Power of Attorney dated January 24, 1995)